As filed with the Securities and Exchange Commission on February 7, 2005

Registration Nos. 333-28339; 811-08239

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 35	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 37	☒

ProFunds

(Exact Name of Registrant as Specified in Charter)

7501 Wisconsin Avenue, Suite 1000

Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (240) 497-6400

With copy to:

Michael L. Sapir	J.B. Kittredge, Esq.	Lisa Hurley, Esq.
Chairman	Ropes & Gray LLP	BISYS Fund Services
ProFund Advisors LLC	One International Place	100 Summer St., Suite 1500
7501 Wisconsin Avenue, Suite 1000	Boston, MA 02110-2624	Boston, MA 02110
Bethesda, Maryland 20814

(Name and Address of Agent for Service Process)

Approximate Date of Commencement of the Proposed Public Offering of the Securities:

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This post-effective amendment relates only to the Rising U.S. Dollar ProFund (formerly the Long Dollar ProFund), Falling U.S. Dollar ProFund (formerly the Short Dollar ProFund), ProFund VP Rising Dollar (formerly the ProFund VP Long Dollar) and ProFund VP Falling Dollar (formerly the ProFund VP Short Dollar). No information relating to any other series or class of series of the ProFunds is amended or superseded hereby.

ProFunds®

Rising U.S. Dollar ProFund

Falling U.S. Dollar ProFund

Prospectus

February 7, 2005

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[LOGO]

ProFunds

3	ProFunds Overview

4	ProFunds Strategies and Risks

10	Rising U.S. Dollar ProFund

12	Falling U.S. Dollar ProFund

14	General ProFunds Information

18	Shareholder Services Guide

27	ProFunds Management

29	Financial Highlights

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PROFUNDS OVERVIEW

The ProFunds described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark.1

Currency Benchmarked ProFunds: Currency Benchmarked ProFunds seek to provide daily investment results, before fees and expenses, that match (100%) the daily performance, or the inverse daily performance, of their benchmark indexes.

ProFund	Index	Daily Benchmark	Index Description
Rising U.S. Dollar	US Dollar Index®	Match (100%)	The index measures the performance of the U.S. Dollar against the change in value of six foreign currencies.

Falling U.S. Dollar	US Dollar Index®	100% of the Inverse	The index measures the performance of the U.S. Dollar against the change in value of six foreign currencies.

An investment in a ProFund is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds are not guaranteed to achieve their investment objectives, and an investment in a ProFund could lose money. No single ProFund is a complete investment program.

[1]	A benchmark may be any standard of investment performance to which a mutual fund seeks to match or correlate its performance.

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•	PROFUNDS STRATEGIES AND RISKS

“In seeking to achieve its investment objective, each ProFund takes positions in securities and other financial instruments that ProFund Advisors believes should simulate the movement of its benchmark.”

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PROFUNDS STRATEGIES AND RISKS

Discussion of Principal Strategies, Investments and Techniques

The following discussion of investment strategies covers all ProFunds contained in this prospectus.

ProFunds are designed to correspond to a daily benchmark, before fees and expenses. In seeking to achieve the ProFunds’ investment objectives, ProFund Advisors uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that a ProFund should hold to approximate the performance of its benchmark. ProFund Advisors does not invest the assets of the ProFunds in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security or instrument, nor does it conduct conventional security research or analysis, or forecast market movement or trends in managing the assets of the ProFunds. The investment objective of each ProFund is non-fundamental and may be changed without shareholder approval.

In seeking to achieve its investment objective, each ProFund:

•	takes positions in securities and other financial instruments that ProFund Advisors believes should simulate the movement of its benchmark;

•	may not have investment exposure to all components of the index underlying its benchmark, or its weighting of exposure to the index components may be different from that of the actual index weightings;

•	may utilize a variety of financial instruments in pursuing its investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate, index or currency;

•	seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark without regard to market conditions, trends or direction and does not take temporary defensive positions;

•	may use a variety of securities, investment strategies and techniques in pursuit of its investment objective and may invest in securities or instruments that are not included in the index underlying its benchmark if ProFund Advisors believes it is appropriate in view of the ProFund’s investment objective, including money market instruments and other income producing instruments;

•	may substitute a different index or security for the index underlying its benchmark; and

•	does not seek to provide correlation with its benchmark over a period of time other than daily.

Discussion of Principal and Other Risks

Like all investments, investing in the ProFunds entails risks. Many factors affect the value of an investment in the ProFunds. The factors most likely to have a significant impact on each ProFund’s portfolio are called “principal risks.” The principal risks for each ProFund are identified in each ProFund’s description and are described below. A ProFund may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains more information about the ProFunds, their investment strategies and related risks.

The following risks may or may not apply to each ProFund:

Active Investor Risk: ProFund Advisors expects a significant portion of the assets of each ProFund to come from professional money managers and investors who use ProFunds as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading of ProFund shares to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the ProFunds may negatively impact each ProFund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund’s expense ratio may vary from current estimates or the historical ratio disclosed in this prospectus.

Aggressive Investment Technique Risk: Each ProFund uses investment techniques that may be considered aggressive, including the use of financial instruments such as futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements, and similar instruments. Such techniques, particularly when used to create leverage, may expose the ProFunds to potentially dramatic changes (losses) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant index. The Funds’ investment in financial instruments may involve a small investment relative to the amount of risk assumed. Financial instruments are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, credit risk and counterparty risk. The use of aggressive investment techniques may also expose a ProFund to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in a ProFund’s benchmark index, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, performance or documentation risk on the amount each ProFund expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular

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instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund’s position in a particular instrument when desired.

Correlation Risk: A number of factors may affect a ProFund’s ability to achieve a high correlation with its benchmark, and there can be no guarantee that a ProFund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund from achieving its investment objective. A number of factors may adversely affect a ProFund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. In addition, a ProFund may invest in securities or in other financial instruments not included in its benchmark index. A ProFund may not have investment exposure to all components in its underlying benchmark index, or its weighting of investment exposure to such components may be different from that of the index. A ProFund may be subject to large movements of assets into and out of the ProFund, potentially resulting in the ProFund being over- or under-exposed to its benchmark. An exchange or market may close early or issue trading halts, or the ability to enter into certain transactions may be restricted, which may result in a ProFund being unable to buy or sell certain securities, financial instruments or foreign currencies. In such circumstances, a ProFund may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses. Activities surrounding index rebalances or reconstitution events may hinder the ProFunds’ ability to meet their daily investment objectives on that day. As each ProFund is rebalanced daily, mathematical compounding may prevent the ProFunds from correlating with the monthly, quarterly, annual or other period performance of their benchmarks.

Counterparty Risk: Each ProFund will be subject to credit risk with respect to counterparties to financial instruments contracts entered into by the fund or held by special purpose or structured vehicles. This is a principal risk for the ProFunds because they will normally invest in financial instruments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the ProFunds may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The ProFunds may obtain only limited recovery or may obtain no recovery in such circumstances. The ProFunds typically enter into financial instruments transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFunds Advisors to be of comparable quality.

Credit Risk: An issuer of debt instruments may be unable to make interest payments and repay principal. Changes in an issuer’s financial strength or in an instrument’s credit rating may affect an instrument’s value and, thus, impact fund performance. As described under “Counterparty Risk” above, each ProFund will also have substantial credit risk with respect to its counterparties in financial instruments transactions.

Debt Instrument Risk: Each ProFund may invest in debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in a ProFund to decrease. Also, the securities of certain U.S. Government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk.

Exchange Rate Risk: Changes in foreign currency exchange rates may affect the value of a ProFund’s investments. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Foreign Currency Risk: Investments denominated in foreign currencies bear greater risk than U.S. dollar-denominated investments. As a result, performance returns and net asset values of ProFunds with exposure to non-U.S. dollar denominated instruments may be affected significantly by fluctuations in currency exchange rates (as described above), economic or political developments, market inefficiencies or a higher risk that essential investment information is incomplete, unavailable or inaccurate. The value of an

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investment denominated in a foreign currency could change significantly as the currencies strengthen or weaken relative to the U.S. dollar.

Foreign Money Market Instruments Risk: Investing in foreign money market instruments typically involves more risks than investing in U.S. money market instruments. These risks include those associated with the political, economic and social structures of foreign countries, the existence of less liquid markets with higher volatility than similar U.S. markets, and potentially higher transaction costs. These risks can increase the potential for losses in a ProFund and affect its share price. General money market movements in any country where a ProFund has investment exposure are likely to affect the value of the instruments the ProFund owns that are denominated in that country’s currency. These movements will affect the ProFund’s share price and fund performance.

Geographic Concentration Risk: The Funds may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which they focus their investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Funds may be more volatile than a more geographically diversified fund.

Interest Rate Risk: Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk:. Shareholders in Falling U.S. Dollar ProFund should lose money when the price of the index underlying its benchmark rises – a result that is the opposite from traditional mutual funds.

Liquidity Risk: In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds invest, the ProFunds might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Certain financial instruments such as over-the-counter contracts held by ProFunds may also be illiquid. This may prevent the ProFunds from limiting losses, realizing gains or from achieving a high inverse correlation with their underlying benchmark indexes.

Market Risk: The ProFunds are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. Investors in Rising U.S. Dollar ProFund should normally lose value on days when the index underlying its benchmark declines. Investors in Falling U.S. Dollar ProFund should lose value on days when the index underlying its benchmark increases. The ProFunds seek to remain fully invested regardless of market conditions.

Non-Diversification Risk: The ProFunds are classified as “non-diversified” under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund more susceptible to a single economic, political or regulatory event than a diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund whose index underlying its benchmark comprises a small number of stocks or other securities.

Repurchase Agreement Risk: Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund may have difficulty exercising rights to the collateral.

As a regulated investment company (“RIC”), the ProFund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The ProFund currently intends to take positions directly in short-term foreign currency-denominated money market securities and/or forward contracts, swap agreements and futures

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contracts related to its dollar-denominated debt instruments or money market instruments. Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the ProFund’s foreign currency-denominated positions as not qualifying income, and there is a remote possibility that such regulations might be applied retroactively, in which case, the ProFund might not qualify as a RIC in one or more years. Please see the Statement of Additional Information for more information on the qualifying income requirement.

Important Concepts and Definitions

This section describes important concepts that may be unfamiliar to an investor.

•	Debt Instruments include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

•	Financial Instruments. The ProFunds may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate, currency or index such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions. Such positions are considered derivative investments, since their value depends on the value of the underlying asset to be purchased or sold. The ProFunds may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques and as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs. Suitable financial instrument transactions may not be available in all circumstances.

•	Forward contracts are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

•	Futures or futures contracts are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.

•	Leverage Investment Techniques Swap agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts are investment techniques that may be used to create leverage. Use of leverage investment techniques may involve additional costs and risks to a fund.

•	Money Market Instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government Securities, securities issued by governments of other developed countries and repurchase agreements.

•	Option Contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give investors the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives you the right to sell a stock at an agreed-upon price on or before a certain date.

•	Repurchase Agreement A contract in which the seller of securities, usually U.S. Government Securities or other Money Market Instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by ProFunds as a short-term investment vehicle for cash positions.

•	Sampling Techniques If ProFund Advisors believes it is appropriate in view of a ProFund’s investment objective, a ProFund may hold a representative sample of the components in the index underlying a ProFund’s benchmark, which have aggregate characteristics similar to those of the index. In addition, a ProFund may obtain exposure to components not included in the index, invest in securities that are not included in the index or may overweight or underweight certain components contained in the index.

•	Selling Short is selling a stock, usually borrowed, and buying it back at a later date. Entering into short positions through financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

•	Structured Notes are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

•	Swap Agreements are two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

•	U.S. Government Securities are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government Securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. Government Securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

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Currency Benchmarked ProFunds may be appropriate for investors who:

•	are executing a strategy that relies on frequent buying, selling, or exchanging among mutual funds with different objectives. The ProFunds do not limit how often an investor may exchange among ProFunds and do not impose any transaction fee when investors buy, sell or exchange a ProFund, other than a $10 wire redemption fee under certain circumstances.

•	want to achieve investment results that correspond to the daily performance (or inverse performance) of a particular index.

•	CURRENCY BENCHMARKED PROFUNDS

ProFund	Index	Daily Benchmark
Rising U.S. Dollar	US Dollar Index®	Match (100%)
Falling U.S. Dollar	US Dollar Index®	100% of the Inverse

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RISING U.S. DOLLAR PROFUND

Investment Objective. Rising U.S. Dollar ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the US Dollar Index® (USDX®).

If Rising U.S. Dollar ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any increase in the US Dollar Index® on a given day. Generally, an increase in the Index represents an increase in the value of the U.S. dollar versus the foreign currencies represented in the Index. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any decrease in the Index on a given day. Generally, a decline in the Index represents a decrease in the value of the U.S. dollar versus the foreign currencies represented in the Index.

The US Dollar Index® (USDX®) is a geometric trade-weighted average of the US Dollar’s value against a basket of six major world currencies. Those currencies and their weightings are: Euro 57.6%; Japanese Yen 13.6%, British Pound 11.9%, Canadian dollar 9.1%; Swedish Krona 4.2% and Swiss Franc 3.6%. These weightings are currently fixed. The index was calibrated to par 100 in March 1973.

Principal Investment Strategy. Rising U.S. Dollar ProFund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the US Dollar Index®. Rising U.S. Dollar ProFund’s assets will have significant inverse (short) exposure to foreign (non-U.S.) “hard currencies.” “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. The Fund may invest significantly in forward contracts, swap agreements and futures contracts in combination with dollar-denominated debt or money market instruments.

Principal Risk Considerations. The principal risks of investing in Rising U.S. Dollar ProFund are aggressive investment technique risk, active investor risk, market risk, interest rate risk, correlation risk, credit risk, exchange rate risk, foreign currency risk, geographic concentration risk, liquidity risk, non-diversification risk and repurchase agreement risk.

For more information on Rising U.S. Dollar ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 5.

Fund Performance. Rising U.S. Dollar ProFund has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of Rising U.S. Dollar ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee (This charge may be waived at the discretion of ProFunds.) $10

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class	Service Class
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.70%	0.70%

Total Annual ProFund Operating Expenses	1.45%	2.45%

*	Other expenses are based on estimated amounts for the current fiscal year.

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Example: This example is intended to help you compare the cost of investing in Rising U.S. Dollar ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years
Investor Class	$148	$459
Service Class	$248	$764

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FALLING U.S. DOLLAR PRO FUND

Investment Objective. Falling U.S. Dollar ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the US Dollar Index® (USDX®).

If Falling U.S. Dollar ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the US Dollar Index® on a given day. Generally, a decline in the Index represents a decrease in the value of the U.S. dollar versus the foreign currencies represented in the Index. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index on a given day. Generally, an increase in the Index represents an increase in the value of the U.S. dollar versus the foreign currencies represented in the Index.

The US Dollar Index® (USDX®) is a geometric trade-weighted average of the US Dollar’s value against a basket of six major world currencies. Those currencies and their weightings are: Euro 57.6%; Japanese Yen 13.6%, British Pound 11.9%, Canadian dollar 9.1%; Swedish Krona 4.2% and Swiss Franc 3.6%. These weightings are currently fixed. The index was calibrated to par 100 in March 1973.

Principal Investment Strategy. Falling U.S. Dollar ProFund takes positions in financial instruments that, in combination, should have similar daily return characteristics as inverse of the US Dollar Index®. Falling U.S. Dollar ProFund’s assets will have significant exposure to foreign (non-U.S.) “hard currencies.” “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. The Fund may invest significantly in either foreign dominated money market instruments or forward contracts, swap agreements and futures contracts in combination with dollar denominated debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in Falling U.S. Dollar ProFund are aggressive investment technique risk, active investor risk, market risk, interest rate risk, correlation risk, credit risk, exchange rate risk, foreign currency risk, foreign money market instruments risk, geographic concentration risk, inverse correlation risk, liquidity risk, non-diversification risk and repurchase agreement risk.

Falling U.S. Dollar ProFund is not guaranteed to achieve its investment objective, and an investment in Falling U.S. Dollar ProFund could lose money. Falling U.S. Dollar ProFund is not a complete investment program.

For more information on Falling U.S. Dollar ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 5.

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Fund Performance. Falling U.S. Dollar ProFund has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of Falling U.S. Dollar ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee (This charge may be waived at the discretion of ProFunds.)	$10

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (ticker)	Service Class (ticker)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.70%	0.70%

Total Annual ProFund Operating Expenses	1.45%	2.45%

*	Other expenses are based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in Falling U.S. Dollar ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years
Investor Class	$148	$459
Service Class	$248	$764

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•	GENERAL PROFUNDS INFORMATION

“Purchases, redemptions and exchanges of shares are effected at the net asset value (NAV) per share next determined after a purchase order, redemption or exchange request is received in good order.”

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GENERAL PROFUNDS INFORMATION

CALCULATING SHARE PRICES

Purchases, redemptions and exchanges of shares are effected at the net asset value (NAV) per share next determined after a purchase order, redemption or exchange request is received in good order. Each ProFund calculates its NAV by taking the market value of the assets attributed to the class, subtracting any liabilities attributed to the class, and dividing that amount by the number of that class’ outstanding shares.

Each ProFund calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) every day the NYSE is open for business.

NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent a ProFund’s portfolio investments trade in markets on days when a ProFund is not open for business, the value of the ProFund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund is open for business. If the exchange or market on which a ProFund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the bond markets or other primary trading markets for certain ProFunds may close early on the day before certain holidays and the day after Thanksgiving.

A ProFund’s assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the fair value of an investment may be higher or lower than the investment might actually command if the ProFund sold it. See the ProFunds Statement of Additional Information for more details.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds intends to declare and distribute to its shareholders at least annually all of the year’s net investment income and net capital gains. Certain investment strategies employed by the Funds may produce income or net short-term.

ProFunds does not announce dividend distribution dates in advance. Each ProFund may declare additional capital gains distributions during a year.

Each ProFund will reinvest distributions in additional shares of the ProFund making the distribution unless a shareholder has written to request distributions in cash (by check, wire or ACH).

By selecting the distribution by check or wire option, the shareholder agrees to the following conditions:

•	If a shareholder elects to receive distributions by check or wire, each ProFund will, nonetheless, automatically reinvest such distributions in additional shares of such ProFund if they are $10 or less (and payable by check) or $25 or less (and payable by wire). A shareholder may elect to receive distributions via ACH or reinvest such distribution in shares of another ProFund regardless of amount.

•

Any dividend or distribution check, which has been returned to ProFunds, or has remained uncashed for a period of six months from the issuance date, will be cancelled, and the funds will be reinvested (net of any bank charges) on the date of

15

cancellation into the appropriate class of the ProFund from which such distribution was paid or, if the account is closed or only the Money Market ProFund is open, the funds will be reinvested into Money Market ProFund (information about the Money Market ProFund is contained in a separate prospectus which may be obtained by calling (888) 776-3637); and

•	Any account on which a dividend or distribution check was returned or remained uncashed for a period of six months will automatically have the dividend and distribution payment election adjusted so that all future dividends or distributions are reinvested into the appropriate class of the ProFund from which such dividend or distribution would have been paid, unless subsequent distribution checks have been cashed.

TAX CONSEQUENCES

The following information is meant as a general summary for U.S. taxpayers. Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in a ProFund and does not address any foreign, state or local tax consequences. Please see the Statement of Additional Information for more information.

•	A ProFund does not ordinarily pay federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders.

•	Each ProFund expects to distribute all or substantially all of its income and gains to shareholders every year. For Federal income tax purposes, distributions of investment income in the hands of taxable U.S. investors are generally taxable as ordinary income.

•	Shareholders will generally be subject to tax on dividends regardless of how long they have held ProFund shares and regardless of whether they receive cash or choose to have distributions and dividends reinvested.

•	If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

•	Whether a distribution of capital gains by a ProFund is taxable to shareholders as ordinary income or at the lower rate applicable to “net capital gains” depends on how long a ProFund has owned (or is treated as having owned) the investments generating the distribution, not on how long an investor has owned shares of the ProFund. Distributions are taxable even if they are paid from income or gains earned by a ProFund prior to the investor’s purchase of the ProFund shares (which income or gains were thus included in the price paid for the ProFund shares).

•	Distributions of gains from investments that a ProFund owned for more than 12 months and that are properly designated by the ProFund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from investments that a ProFund has owned (or so treated as having owned) for 12 months or less will be taxable as ordinary income. Distributions are taxable whether received in cash or reinvested in additional shares. Distributions may also be subject to state and local taxes.

•	For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a ProFund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that holding period and other requirements are met at both the shareholder and Fund level. Please see “Taxation” under the Statement of Additional Information for more information.

•	If shareholders redeem their ProFund shares, they may have a capital gain or loss, which will be long-term or short-term, depending upon how long they have held the shares. Shareholder transactions in a ProFund’s shares resulting in gain from selling shares held for more than one year generally are taxed at capital gain rates, while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates. If shareholders exchange shares of one ProFund for shares of another ProFund, this will be treated as a sale of ProFund shares and any gain on the transaction may be subject to federal income tax.

•	Dividends and distributions declared by a ProFund in October, November or December of one year and paid in January of the next year are generally taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

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•	Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate income tax brackets – for taxable years beginning on or before December 31, 2008.

•	Distributions from investments in securities of foreign issues, if any, including dividend or interest payments, may be subject to withholding and other taxes at the source. In such cases, a ProFund’s yield on those securities would decrease. Shareholders generally will not be able to claim a credit or deduction with respect to foreign taxes. In addition, a ProFund’s investments in foreign securities or foreign currencies may increase or accelerate a ProFund’s recognition of ordinary income and may affect the timing or amount of a ProFund’s distributions.

•	In general, dividends (other than capital gain dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the American Jobs Creation Act of 2004 (the “2004 Act”), effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. This provision will first apply to the Fund in its taxable year beginning January 1, 2006.

•	A ProFund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions and redemption proceeds payable to shareholders through 2010 (after which the tax rate will be 31%) who fail to provide the ProFund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability. Shareholders may also be subject to a $50 fee to reimburse a ProFund for any penalty that the IRS may impose.

Because each investor’s tax circumstances are unique and because the tax laws are subject to change, ProFunds recommends that shareholders consult their own tax advisors about federal, state, local and foreign tax consequences of investment in the ProFunds.

Index Information: “New York Board of Trade®”, “NYBOT®”, “The U.S. Dollar Index®” and “USDX®” are trademarks or service marks of the Board of Trade of the City of New York, Inc.

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•	SHAREHOLDER SERVICES GUIDE

“Shareholders can, free of charge and without a limit on frequency or maximum amount, exchange shares of either class of any publicly available ProFund for shares of either class of another publicly available ProFund and Access Flex fund.”

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SHAREHOLDER SERVICES GUIDE

You may purchase shares using any of the following methods.	How to Make An Initial Purchase	How to Purchase Additional Shares

Fund Minimums (all account types)

The minimum initial investment amounts are:

•      $4,000 for Regular, Roth and Spousal IRAs controlled by a financial professional.

•      $5,000 for discretionary accounts controlled by a financial professional.

•      $15,000 for self-directed accounts controlled directly by investors.

The minimum subsequent purchase amount is $100.

By Mail	Step 1: Complete a New Account Form (see “Completing your New Account Form” on page 20.)

Step 1:

Complete an investment slip, which is attached to your transaction confirmation statement. If an investment slip is not readily available, you may send written instructions which include your name, account number, name and share class of the ProFund you wish to purchase and the purchase amount. Make sure that your investment meets the additional purchase minimum.

Step 2: Make your check payable to ProFunds. Write the name of the ProFund in which you wish to invest and your account number, if known, on the check.

	Step 3: Send the signed New Account Form and check to: ProFunds P.O. Box 182800 Columbus, OH 43218-2800	Step 3: Send the investment slip and check to: ProFunds P.O. Box 182800 Columbus, OH 43218-2800

By Wire	Step 1: Complete a New Account Form (see “Completing your New Account Form” on page 20.)

Step 1:

Call ProFunds to inform us of:

•      your account number,

•      the amount to be wired, and

•      the ProFund(s) in which you wish to invest.

You will then be given a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Step 2:

Fax the New Account Form to (800) 782-4797 (toll-free) or (614) 470-8718. Call ProFunds to:

•      confirm receipt of the faxed New Account Form,

•      request your new account number, and

•      receive a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Send the original, signed New Account Form to:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

Step 2: Contact your bank to initiate your wire transfer.

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Step 3:

Instruct your bank to transfer money by wire to:

Huntington Bank

Columbus, OH

Routing/ABA #: 044000024

ProFunds DDA # 01892150549

For further credit to: Your name, the name of the ProFund(s), your ProFunds account number and your ProFunds confirmation number.

Your wire normally must be received and accepted by ProFunds between 8:00 a.m. and 3:30 p.m., Eastern Time for to purchase shares the day of the wire transfer. Wires received after cut-off time may be rejected. Investment instructions provided to ProFunds may be cancelled if the wire transfer is not received by 3:30 p.m., Eastern Time depending on the ProFunds purchased. ProFunds is not responsible for transfer errors by the sending or receiving bank and will not be liable for any loss incurred due to a wire transfer not having been received. On any day that a Fund calculates its NAV earlier than normal, ProFunds reserves the right to adjust the times noted above, except the 8:00 a.m. beginning time.

Through a Financial Professional	Contact your financial professional with your instructions.	Contact your financial professional with your instructions.

You may exchange or redeem shares using any of the following methods.	How to Exchange or Redeem Shares

Minimum	At least $1,000 from a ProFund within a self-directed account or, if less, for that ProFund’s entire current value.

By Mail

Send a signed letter to:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

The letter should include information necessary to process your request as described on page 21. ProFunds may require a signature guarantee in certain circumstances. See “Signature Guarantees” under “Additional Shareholder Information” on page 23 or call ProFunds for additional information.

By Telephone

ProFunds’ Shareholder Services Representative:

(888) 776-3637 or (614) 470-8122—Individual Investors only

(888) 776-5717—Financial Professionals and Institutions only

Interactive Voice Response System (IVR):

Call (888) 776-3637 (toll-free) or (614) 470-8122 and follow the step-by-step instructions.

By Internet (exchanges only)

www.profunds.com

Select the “Access Account” navigation bar and then select “Individual Account.” Follow the step-by-step instructions. Please make sure you receive and record your confirmation number for later reference. Your transaction is not effective until you have received a confirmation number from ProFunds.

Through a Financial Professional	Contact your financial professional with your instructions.

CONTACT INFORMATION

By Telephone:	(888) 776-3637 or (614) 470-8122 – Individual Investors only (888) 776-5717 – Institutions and Financial Professionals only

Fax:	(800) 782-4797 (toll-free) or (614) 470-8718.

Internet:	www.profunds.com

Regular mail:	ProFunds P.O. Box 182800 Columbus, OH 43218-2800

Overnight mail:	ProFunds c/o BISYS Fund Services 3435 Stelzer Road Columbus, OH 43219

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OPENING A NEW ACCOUNT

ProFunds offers two classes of shares: Investor Class Shares and Service Class Shares. Investor Class Shares may be purchased directly through ProFunds Distributors, Inc. or through authorized financial professionals. Service Class Shares may only be purchased through authorized financial professionals and have service and distribution expenses not found in Investor Class Shares. There is a separate New Account Form for each class of shares. Please ensure you have the correct New Account Form before completing it.

ProFund Accounts

To open a ProFund mutual fund account, you will need to complete a New Account Form. You should also read this Prospectus carefully prior to opening your account. Contact ProFunds to request a New Account Form or download a New Account Form from ProFunds’ Internet website. For guidelines to help you complete the Form, see instructions on the previous page.

Retirement Plan Accounts

The ProFunds sponsor several types of Individual Retirement Accounts (“IRAs”) and tax sheltered annuities (TSA or 403(b)(7) plans). The IRA custodian charges an annual fee of $15 per social security number for all types of IRAs. The annual fee may be waived in certain circumstances. Other types of retirement accounts, such as profit sharing, money purchase and 401(k) accounts may be established; however, ProFunds does not sponsor these plans nor does ProFunds provide retirement reporting for these types of plans. Please visit the ProFunds Internet website or contact ProFunds for a retirement account application.

Accounts Through Financial Professionals

Contact your financial professional for information on opening an account to invest in ProFunds.

Completing your New Account Form

•	You must provide each account holder’s social security number or tax identification number and date of birth on the New Account Form.

•	Attach the title page and signature page of trust documents when establishing a trust account. Contact ProFunds for information on what is required on each page.

•	When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a certified resolution or other documentation evidencing your authority to open the account and engage in transactions.

•	You must provide a street address (ProFunds does not accept P.O. Box only addresses, however APO and FPO Armed Forces mailing addresses are acceptable). If account holders have different addresses, each address must be provided.

•	You must designate the ProFund(s) to which your initial investment will be directed or the investment will be made in Money Market ProFund.

•	Be sure all parties named on the account sign the New Account Form.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person or entity who opens an account. Some or all of the information provided will be used by ProFunds and/or its agents to verify the identity of the persons opening an account. If this information is not provided, ProFunds may not be able to open your account. Accounts may be restricted or closed, and monies withheld, pending verification of this information or as otherwise required under federal regulations. You may be asked to provide additional information to verify your identity consistent with requirements under anti-money laundering regulations. In addition, transaction orders, including purchases, exchanges and redemptions may be suspended, restricted, canceled or processed and the proceeds may be withheld.

PURCHASING SHARES

ProFunds offers you the options to send purchase orders by mail or fax and to send purchase proceeds by check or wire. All purchases must be made in U.S. dollars drawn on a U.S. bank. Cash, starter checks, Internet-based checks, credit cards, travelers’ checks, money orders and credit card checks are not accepted. Third-party checks are generally not accepted to open an account.

ProFunds prices shares you purchase at the price per share next computed after we (or an authorized financial intermediary) receive your purchase request in good order. To be in good order, a purchase request must include a wire, check or other form of payment received by stated cut-off times, and for new accounts, a properly completed New Account Form. ProFunds cannot accept wire

21

purchases on bank holidays. ProFunds and ProFunds Distributors, Inc. may reject any purchase request, in whole or in part, for any reason.

Important information you should know when you Purchase Shares:

•	Instructions, written or by telephone, given to ProFunds for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been received by ProFunds. A wire purchase will be considered in good order if (i) you have completed and faxed a New Account Form; (ii) you have contacted ProFunds and received a confirmation number, and (iii) ProFunds receives and accepts your wire during ProFunds wire processing times noted in the chart on page 23 and further described under “Additional Shareholder Information.”

•	Although ProFunds does not charge for wire receipt, your bank may charge a fee to send wires. Please be sure that the wire is sufficient to cover your purchase and any such bank fees.

•	Any New Account Form, check or wire order received that does not designate a specific ProFund will be used to purchase shares (i) in the ProFund in your existing account if you have an investment in only one ProFund, or (ii) in Money Market ProFund, if you are initially opening an account or have more than one ProFund investment. If the New Account Form does not designate a share class, your investment will be made in the Investor Class. Neither ProFunds nor ProFunds Distributors, Inc. will be responsible for investment opportunities lost as a result of investments being directed to Money Market ProFund, to an existing active ProFund account, or for checks or wires being returned or rejected. If the check or wire cannot be identified, it may be returned or rejected. Checks submitted to ProFunds will be automatically deposited upon receipt at our Administrative Office in Columbus, Ohio.

•	If it is determined that account information is not in good order, any amount deposited will be refunded by check no earlier than ten business days from receipt of such payment to allow adequate time for the original check to clear through the banking system.

•	ProFunds will ordinarily cancel your purchase order if your bank does not honor your check for any reason, or your wire transfer is not received by the designated cut-off time. If your purchase transaction is cancelled, you will be responsible for any losses that may result from any decline in the value of the cancelled purchase. ProFunds (or its agents) have the authority to redeem shares in your account(s) to cover any losses. Any profit on a cancelled transaction will accrue to the ProFund.

EXCHANGING SHARES

Shareholders can, free of charge and without a limit on frequency or maximum amount, exchange shares of either class of any publicly available ProFund for shares of either class of another publicly available ProFund or Access Flex fund. Exchange requests, like any other share transaction, are subject to ProFunds transaction cut-off times described on page 23.

ProFunds will need the following information to process your exchange:

•	the account number applicable to the exchange transaction request.

•	the number of shares, percentage, or the dollar value of the shares you wish to exchange.

•	the ProFund you are exchanging from and the ProFund you are exchanging into.

Important information you should know when you Exchange Shares:

•	An exchange involves selling shares of one fund and buying shares of another fund. Exchanges are taxable transactions. Exchanges within a retirement account may not be taxable. Please contact your tax advisor.

•	ProFunds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.

•	Neither ProFunds, ProFunds Distributors, Inc. nor the ProFunds’ transfer agent is required to verify that there is a sufficient balance in the account to cover the exchange. You will be responsible for any loss if there are insufficient funds available to cover the exchange due to insufficient shares or due to a decline in the value of the ProFund from which you are exchanging.

•	The redemption and purchase will be processed at the next calculated net asset values (NAVs) of the respective ProFunds after the ProFunds have received your exchange request in good order.

•	The exchange privilege may be modified or discontinued at any time.

•	Before exchanging into a ProFund, please read the Prospectus.

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REDEEMING SHARES

You may redeem all or part of your shares at the NAV next determined after your redemption request is received in good order. Only the registered owner(s) of the account or persons authorized in writing by the registered owner(s) may redeem shares.

ProFunds will need the following information to process your redemption request:

•	name(s) of account owners;

•	account number(s);

•	the name of the ProFund(s);

•	your daytime telephone number;

•	the dollar amount, percentage or number of shares being redeemed; and

•	how you would like to receive your redemption proceeds (see options below). Unless otherwise requested, your redemption proceeds will be sent by check to the registered account owner’s address of record by U.S. mail.

You may receive your redemption proceeds:

•	By Check: Normally, redemption proceeds will be sent by check to the address listed on the account.

•	By Wire: You may have your redemption proceeds wired directly into a designated bank account by establishing a wire redemption option on your account. ProFunds charges a $10 service fee for a wire transfer of redemption proceeds under certain circumstances, and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call ProFunds.

•	By ACH: You may have your redemption proceeds sent to your bank account via ACH by establishing this option on your account. Funds sent through ACH should reach your bank in approximately two business days. While there is no fee charged by ProFunds for this service, your bank may charge a fee. If you would like to establish this option on an existing account, please call ProFunds.

Important information you should know when you sell shares:

•	ProFund shareholders automatically have telephone redemption privileges unless they elect not to have these privileges on the New Account Form.

•	If you request that redemption proceeds be sent to a bank account or an address other than the bank account or address you have previously established on your ProFunds account, you must make the request in writing. The signatures of registered owners must be guaranteed (see “Signature Guarantees” on page 23).

•	If you are selling some, but not all, of your shares, your remaining account balance should be above the minimum investment amount or your request may be treated as a complete redemption of the account.

•	ProFunds normally remits redemption proceeds within seven days of redemption. For redemption of shares purchased by check or through ProFunds’ automatic investment plan, ProFunds may wait up to 10 business days before sending redemption proceeds to ensure that its transfer agent has collected the original purchase payment.

•	To redeem shares from a retirement account, your request must be in writing on a retirement account distribution form. You should consult your tax advisor before redeeming shares and making distributions from your tax qualified account because doing so may have adverse tax consequences to you. Call ProFunds to request a retirement account distribution form or download the form from the ProFunds’ Internet website.

•	Your right of redemption may be suspended, or the date of payment postponed for any period during which: (i) the NYSE or the Federal Reserve Bank of New York is closed (other than customary weekend or holiday closings); (ii) trading on the NYSE, or other securities exchanges or markets as appropriate, is restricted, as determined by the Securities and Exchange Commission (“SEC”); (iii) an emergency exists, as determined by the SEC; or (iv) for such other periods as the SEC, by order, may permit for protection of ProFunds’ investors. Proceeds cannot be sent by wire or ACH on bank holidays.

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ADDITIONAL SHAREHOLDER INFORMATION

Account Minimums

Account minimums apply to all accounts with ProFunds, including retirement plans, and apply to the total initial value of an account. These minimums may be different for investments made through certain brokerage or wrap programs. In addition, ProFunds reserves the right to modify its minimum account requirements at any time with or without prior notice.

ProFunds reserves the right to involuntarily redeem an investor’s account, including a retirement account, if the account holder’s aggregate account balance falls below the applicable minimum investment amount due to transaction activity. In addition, a request for a partial redemption by an investor whose account balance is below the minimum investment amount or a request for partial redemption by an investor that would bring the account below the minimum investment amount may be treated as a request for a complete redemption of the account.

Transaction Cut-Off Times

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good order by ProFunds’ transfer agent, distributor, or authorized agent. Transaction orders in ProFund accounts must be received in good order by the ProFunds’ transfer agent or distributor before identified cut-off times to be processed at that business day’s NAV. Certain financial intermediaries may impose cut-off times different from those described below. Wires received after a ProFund’s cut-off time will generally be rejected. A completed New Account Form does not constitute a purchase order until the transfer agent deems it to be in good order, verifies your identity, processes the New Account Form and receives correct payment by check or wire transfer.

Method	Normal Cut-Off Time (Eastern Time)	Additional Transaction Information (Eastern Time)
By Mail	4:00 p.m.

By Telephone and Wire	3:30 p.m. (wire purchases) 3:50 p.m. (exchanges and redemptions)	ProFunds accepts all transactions starting at 8:00 a.m. through the transaction cut-off time and from 4:30 p.m through 9:00 p.m.

By Internet and IVR	3:55p.m.	ProFunds accepts exchange orders at any time except between 3:55 p.m. and 4:30 p.m.

On any day that a Fund calculates its NAV earlier than normal, ProFunds reserves the right to adjust the times noted above, except the 8:00 a.m. beginning time.

Signature Guarantees

Certain redemption requests must include a signature guarantee for each registered account owner if any of the following apply:

•	Your account address has changed within the last 10 business days.

•	A check is being mailed to an address different than the one on your account.

•	A check or wire is being made payable to someone other than the account owner.

•	Redemption proceeds are being transferred to an account with a different registration.

•	A wire or ACH transfer is being sent to a financial institution other than the one that has been established on your ProFunds account.

•	Other unusual situations as determined by ProFunds’ transfer agent.

ProFunds reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted.

Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a NASD member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. ProFunds reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

About Telephone and Internet Transactions

Telephone and Internet transactions, whether initiated by a shareholder or a shareholder’s agent, are extremely convenient but are not free from risk. Neither ProFunds, ProFunds Distributors, Inc. nor ProFunds’ agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. Telephone conversations may be recorded or monitored for verification, recordkeeping and quality-assurance purposes. For transactions over the Internet, we

24

recommend the use of a secure internet browser. In addition, you should verify the accuracy of your confirmation statements immediately upon receipt. If you do not want the ability to initiate transactions by telephone or Internet, call ProFunds for instructions.

During periods of heavy market activity or other times, it may be difficult to reach ProFunds by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.

The ProFunds may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares by other means.

Financial Intermediaries

Certain financial intermediaries may accept purchase and redemption orders on ProFunds’ behalf. Such purchase and redemption orders will be deemed to have been received by ProFunds at the time an authorized financial intermediary accepts the orders. Your financial intermediary has the responsibility to transmit your orders and payment promptly and may specify different transaction order cut-off times, share transaction policies and limitations, including limitations on the number of exchanges, than those described in this Prospectus. In addition, the financial intermediary may impose additional restrictions or charge fees not described in this Prospectus. If your order and payment is not received from your financial intermediary timely, your order may be cancelled and the financial intermediary could be liable for resulting fees or losses. Although the ProFunds may effect portfolio transactions through broker dealers who sell fund shares to effect portfolio transactions, ProFunds does not consider the sale of ProFund shares as a factor when selecting broker dealers to effect portfolio transactions.

Investor Class Shares and Service Class Shares bear fees payable to certain intermediaries or financial institutions for provision of recordkeeping, sub-accounting services, transfer agency and other administrative services. These expenses paid by the ProFunds are included in “Other Expenses” under “Annual Fund Operating Expenses” in this prospectus.

Distribution and Service (12b-1) Fees

Under a Rule 12b-1 Distribution and Shareholder Services Plan (the “Plan”) adopted by the Trustees and administered by ProFunds Distributors, Inc., each ProFund may pay financial intermediaries, such as broker-dealers and investment advisers, up to 1.00% on an annualized basis of the average daily net assets attributable to Service Class Shares as reimbursement or compensation for service and distribution related activities with respect to Service Class Shares and/or shareholder services. Over time, fees paid under the Plan will increase the cost of a Service Class shareholder’s investment and may cost more than other types of sales charges.

ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds, including compensating ProFunds Distributors, Inc. and other third parties for distribution related activities or the provision of shareholder services. This compensation is not reflected in the fees and expenses section of the fee table for each ProFund contained in this prospectus. In addition, the Distributor, ProFund Advisors and its affiliates may from time to time make additional payments at their own expense or provide other incentives to selected financial firms as compensation for services. Such additional payments or other incentives may include cash bonuses, granting access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. Such additional payments may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings. Please see the Statement of Additional Information for further information relating to these payments.

Exchanges or Redemptions in Excess of Share Balances

If you initiate exchange or redemption transactions that, in total, exceed the balance of your shares in a ProFund, some transactions may be processed while others may not. This may result in ProFund positions that you did not anticipate. Neither ProFunds, ProFunds’ transfer agent nor ProFunds Distributors, Inc. will be responsible for transactions that did not process in this circumstance. You may be liable for losses resulting from exchanges cancelled due to insufficient balances.

Uncashed Redemption Check Procedures

Generally, redemption checks which have been returned to ProFunds, or have remained uncashed for a period of six months from the issuance date, will be cancelled and re-issued. Re-issued checks will be mailed to the address of record, net of any bank fees. If a re-issued check is returned to ProFunds, the proceeds, net of any bank fees, will be deposited into the shareholder’s account from which the redemption was sent in Money Market ProFund.

Frequent Purchases and Redemptions of ProFund Shares

The Board of Trustees of ProFunds has adopted a “Policy Regarding Frequent Purchases and Redemptions of ProFund Shares.” Pursuant to this Policy, it is the general policy of ProFunds to accommodate and permit frequent purchases and redemptions of ProFund shares. The ProFunds do not deter frequent purchases and redemptions of ProFund shares and the ProFunds impose no

25

restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund shares other than a $10 wire redemption fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds may reject any purchase request, in whole or in part, for any reason.

Disclosure of Portfolio Holdings

A description of the ProFunds’ policies and procedures with respect to the disclosure of each ProFund’s portfolio securities is available in the ProFunds’ Statement of Additional Information.

ADDITIONAL SHAREHOLDER SERVICES

Automatic Investment and Withdrawal Plans

Shareholders may purchase and/or redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. The minimum automatic purchase is $100. The minimum automatic redemption is $500. The redemption minimum is waived for IRA accounts for shareholders over 70 ½ years of age. You may sign-up for these services on the New Account Form, or you may download or request an Optional Services Form to add these services to an existing account.

Account Statements and Confirmations

Direct shareholders will receive quarterly ProFund statements showing the market value of their ProFund account at the close of the statement period in addition to any transaction information for the period. Such shareholders will also receive transaction confirmations for most Fund transactions. Direct shareholders should review their account statements and confirmations as soon as they are received.

Tax Statements

Each year, ProFunds will send detailed tax information to assist you in preparing your income tax returns. These statements will report the previous year’s dividend and capital gains distributions, proceeds from the sales of shares, and distributions from, and contributions to, IRAs and other retirement plans. Normally, in February of each year, ProFunds will send a Statement of Average Cost which shows the average cost of shares that you redeemed during the previous calendar year, using the average cost single-category method established by the IRS. Retirement accounts, accounts opened by transfer, business accounts, and certain other accounts will not receive a Statement of Average Cost.

Electronic Document Delivery Program - PaperFreeTM

You may elect to receive your account statements and confirmations electronically through PaperFreeTM, ProFunds’ electronic document delivery service. You may also choose to receive your ProFunds prospectus, shareholder reports, and other documents electronically. To enroll for this service, please register on ProFunds’ Internet website. You may elect the PaperFree service by completing the appropriate section on the New Account Form. ProFunds will then send you a link to the enrollment site.

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•	PROFUNDS MANAGEMENT

“The ProFunds’ Board of Trustees is responsible for the general supervision of the ProFunds. The ProFunds’ officers are responsible for the day-to-day operations of the ProFunds.”

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PROFUNDS MANAGEMENT

BOARD OF TRUSTEES AND OFFICERS

The ProFunds’ Board of Trustees is responsible for the general supervision of the ProFunds. The ProFunds’ officers are responsible for the day-to-day operations of the ProFunds.

INVESTMENT ADVISER

ProFund Advisors LLC

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds and provides investment advice and management services to the ProFunds. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund. ProFund Advisors bears the costs of providing advisory services.

Michael L. Sapir, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex® Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

William E. Seale, Ph.D., Chief Investment Officer of ProFund Advisors since 2003 and Director of Portfolio from 1997-2003, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at the University of Kentucky. Each ProFund is managed by an investment team chaired by Dr. Seale.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 100 Summer Street, Suite 1500, Boston, Massachusetts, acts as the distributor of ProFund shares and is an affiliate of BISYS Fund Services Limited Partnership (“BISYS”). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund for such services.

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FINANCIAL HIGHLIGHTS

No information is presented for the ProFunds because they were not open for investment as of December 31, 2004.

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Additional information about certain investments of the ProFunds is available in the annual and semiannual reports to shareholders of the ProFunds. In the annual report you will find a discussion of the market conditions that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds in its current Statement of Additional Information, dated February 7, 2005, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus. To receive your free copy of a Statement of Additional Information, or the annual or semiannual reports, or if you have questions about investing in ProFunds, write us at:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

or call our toll-free numbers:

(888) PRO-FNDS (888) 776-3637 For Investors Only

(888) PRO-5717 (888) 776-5717 Institutions and Financial Professionals Only

or visit our website www.profunds.com

You can find reports and other information about ProFunds on the SEC’s website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds, including their Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, Rising Rates Opportunity ProFund and Innovations in Indexing are trademarks of ProFund Advisors LLC.

ProFunds Executive Offices

Bethesda, MD

(LOGO)®

PROFUNDS®

Not just funds, ProFundsSM

Investment Company Act File No. 811-08239

PRO0205

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ProFunds®

ProFund VP Rising U.S. Dollar

ProFund VP Falling U.S. Dollar

Prospectus

February 7, 2005

This Prospectus should be read in conjunction with the separate account’s prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[LOGO]

ProFunds

3	ProFunds VP Overview

4	ProFunds VP Strategies and Risks

11	ProFund VP Rising U.S. Dollar

14	ProFund VP Falling U.S. Dollar

18	General ProFunds VP Information

17	Shareholder Services Guide

22	ProFunds Management

24	Financial Highlights

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PROFUNDS VP OVERVIEW

The ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark.1

Currency Benchmarked ProFunds VP: Currency Benchmarked ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily performance, or the inverse daily performance, of their benchmark indexes.

ProFund VP	Index	Daily Benchmark	Index Description
Rising U.S. Dollar	US Dollar Index ®	Match (100%)	The index measures the performance of the U.S. Dollar against the change in value of six foreign currencies.

Falling U.S. Dollar	US Dollar Index ®	100% of the Inverse	The index measures the performance of the U.S. Dollar against the change in value of six foreign currencies.

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program. ProFunds does not limit the frequency or amount of exchanges.

1.	A benchmark may be any standard of investment performance to which a mutual fund seeks to match or correlate its performance.

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•	PROFUNDS V P STRATEGIES AND RISKS

“In seeking to achieve its investment objective, each ProFund VP takes positions in securities and other financial instruments that ProFund Advisors believes should simulate the movement of its benchmark.”

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PROFUNDS VP STRATEGIES AND RISKS

Discussion of Principal Strategies, Investments and Techniques

The following discussion of investment strategies covers all ProFunds VP contained in this prospectus.

ProFunds VP are designed to correspond to a daily benchmark, before fees and expenses. In seeking to achieve the investment objectives of the ProFunds VP, ProFund Advisors uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark. ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security or instrument, nor does it conduct conventional security research or analysis, or forecast market movement or trends in managing the assets of the ProFunds VP. The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval.

In seeking to achieve its investment objective, each ProFund VP:

•	takes positions in securities and other financial instruments that ProFund Advisors believes should simulate the movement of its benchmark;

•	may not have investment exposure to all components in the index underlying its benchmark, or its weighting of exposure to the index components may be different from that of the actual index weightings;

•	may utilize a variety of financial instruments in pursuing its investment objective and including investment contracts whose value is derived from the value of an underlying asset, interest rate, index or currency;

•	seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark without regard to market conditions, trends or direction and does not take temporary defensive positions;

•	may use a variety of securities, investment strategies and techniques in pursuit of its investment objective, may invest in securities or instruments that are not included in the index underlying its benchmark if ProFund Advisors believes it is appropriate in view of the ProFund VP’s investment objective, including money market instruments and other income producing instruments;

•	may substitute a different index or security for the index underlying its benchmark; and

•	does not seek to provide correlation with its benchmark over a period of time other than daily.

Discussion of Principal and Other Risks

Like all investments, investing in the ProFunds VP entails risks. Many factors affect the value of an investment in the ProFunds VP. The factors most likely to have a significant impact on each ProFund VP’s portfolio are called “principal risks.” The principal risks for each ProFund VP are identified in each ProFund VP’s description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains more information about the ProFunds VP, their investment strategies and related risks.

The following risks may or may not apply to each ProFund VP:

Active Investor Risk: ProFund Advisors expects a significant portion of the assets of each ProFund VP to come from professional money managers and investors who use ProFunds VP as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading of ProFund VP shares to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of the ProFunds VP may negatively impact each ProFund VP’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP’s expense ratio may vary from current estimates or the historical ratio disclosed in this prospectus.

Aggressive Investment Technique Risk: Each ProFund VP uses investment techniques that may be considered aggressive, including the use of financial instruments such as futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements, and similar instruments. Such techniques, particularly when used to create leverage, may expose the ProFunds VP to potentially dramatic changes (losses) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant index. The Funds’ investment in financial instruments may involve a small investment relative to the amount of risk assumed. Financial instruments are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, credit risk and counterparty risk. The use of aggressive investment techniques may also expose a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in a ProFund VP’s benchmark index, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, performance or documentation risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund VP will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid

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secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP ‘s position in a particular instrument when desired.

Correlation Risk: A number of factors may affect a ProFund VP ‘s ability to achieve a high correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. A number of factors may adversely affect a ProFund VP ‘s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. In addition, a ProFund VP may invest in securities or in other financial instruments not included in its benchmark index. A ProFund VP may not have investment exposure to all components in its underlying benchmark index, or its weighting of investment exposure to components may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund VP being over- or under-exposed to its benchmark. An exchange or market may close early or issue trading halts, or the ability to enter into certain transactions may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities, financial instruments or foreign currencies. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses. Activities surrounding index rebalances or reconstitution events may hinder a ProFund VP’s ability to meet its daily investment objectives on that day. As each ProFund VP is rebalanced daily, mathematical compounding may prevent the ProFunds VP from correlating with the monthly, quarterly, annual or other period performance of their benchmarks.

Counterparty Risk: Each ProFund VP will be subject to credit risk with respect to counterparties to financial instruments contracts entered into by the fund or held by special purpose or structured vehicles. This is a principal risk for the ProFunds VP because they will normally invest in financial instruments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the ProFunds VP may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The ProFunds VP may obtain only limited recovery or may obtain no recovery in such circumstances. The ProFunds VP typically enter into financial instruments transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFunds Advisors to be of comparable quality.

Credit Risk: An issuer of debt instruments may be unable to make interest payments and repay principal. Changes in an issuer’s financial strength or in an instrument’s credit rating may affect an instrument’s value and, thus, impact fund performance. As described under “Counterparty Risk” above, each ProFund VP will also have substantial credit risk with respect to its counterparties in financial instruments transactions.

Debt Instrument Risk: Each ProFund VP may invest in debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in a ProFund VP to decrease. Also, the securities of certain U.S. Government agencies, authorities or instrumentalities in which a ProFund VP may invest are neither issued nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk.

Exchange Rate Risk: Changes in foreign currency exchange rates may affect the value of a ProFund VP ‘s investments. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Foreign Currency Risk: Investments denominated in foreign currencies bear greater risk than U.S. dollar-denominated investments. As a result, performance returns and net asset values of each ProFund VP with exposure to non-U.S. dollar denominated instruments may be affected significantly by fluctuations in currency exchange rates (as described above), economic or political developments, market inefficiencies or a higher risk that essential investment information is incomplete, unavailable or inaccurate. The value of an

6

investment denominated in a foreign currency could change significantly as the currencies strengthen or weaken relative to the U.S. dollar.

Foreign Money Market Instruments Risk: Investing in foreign money market instruments typically involves more risks than investing in U.S. money market instruments. These risks include those associated with the political, economic and social structures of foreign countries, the existence of less liquid markets with higher volatility than similar U.S. markets, and potentially higher transaction costs. These risks can increase the potential for losses in a ProFund VP and affect its share price. General money market movements in any country where a ProFund VP has investment exposure are likely to affect the value of the instruments the ProFund VP owns that are denominated in that country’s currency. These movements will affect the ProFund VP’s share price and fund performance.

Geographic Concentration Risk. The Funds may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic regions in which they focus their investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Funds may be more volatile than a more geographically diversified fund.

Interest Rate Risk: Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk:. Shareholders in ProFund VP Falling U.S. Dollar should lose money when the price of the index underlying its benchmark rises – a result that is the opposite from traditional mutual funds.

Liquidity Risk: In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Certain financial instruments such as over-the-counter contracts held by ProFunds VP may also be illiquid. This may prevent the ProFunds VP from limiting losses, realizing gains or from achieving a high inverse correlation with their underlying benchmark indexes.

Market Risk: The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. Investors in ProFund VP Rising U.S. Dollar should normally lose value on days when the index underlying its benchmark declines. Investors in ProFund VP Falling U.S. Dollar should lose value on days when the index underlying its benchmark increases. The ProFunds VP seek to remain fully invested regardless of market conditions.

Non-Diversification Risk: The ProFunds VP are classified as “non-diversified” under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

Repurchase Agreement Risk: Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

7

As a regulated investment company (“RIC”), the ProFund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The ProFund currently intends to take positions directly in short-term foreign currency-denominated money market securities and/or forward contracts, swap agreements and futures contracts related to its dollar-denominated debt instruments or money market instruments. Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the ProFund’s foreign currency-denominated positions as not qualifying income, and there is a remote possibility that such regulations might be applied retroactively, in which case, the ProFund might not qualify as a RIC for one or more years. Please see the Statement of Additional Information for more information on the qualifying income requirement.

Important Concepts and Definitions

This section describes important concepts that may be unfamiliar to an investor.

•	Debt Instruments include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

•	Financial Instruments. The ProFunds VP may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate, currency or index such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions. Such positions are considered derivative investments, since their value depends on the value of the underlying asset to be purchased or sold. The ProFunds VP may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques and as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs. Suitable financial instrument transactions may not be available in all circumstances.

•	Forward contracts are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

•	Futures or futures contracts are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.

•	Leverage Investment Techniques Swap agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts are investment techniques that may be used to create leverage. Use of leverage investment techniques may involve additional costs and risks to a fund.

•	Money Market Instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government Securities, securities issued by governments of other developed countries and repurchase agreements.

•	Option Contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give investors the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives you the right to sell a stock at an agreed-upon price on or before a certain date.

•	Repurchase Agreement A contract in which the seller of securities, usually U.S. Government Securities or other Money Market Instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by ProFunds VP as a short-term investment vehicle for cash positions.

•	Sampling Techniques If ProFund Advisors believes it is appropriate in view of a ProFund VP’s investment objective, a ProFund VP may hold a representative sample of the components in the index underlying a ProFund VP’s benchmark, which have aggregate characteristics similar to those of the index. In addition, a ProFund VP may obtain exposure to components not included in the index or may overweight or underweight certain components contained in the index.

•	Selling Short is selling a stock, usually borrowed, and buying it back at a later date. Entering into short positions through financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

•	Structured Notes are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

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•	Swap Agreements are two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

•	U.S. Government Securities are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government Securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. Government Securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

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Currency Benchmarked ProFunds VP may be appropriate for investors who:

•	are executing a strategy that relies on frequent buying, selling, or exchanging among mutual funds with different objectives. The ProFunds VP do not limit how often an investor may exchange among ProFunds VP and do not impose any transaction fee when investors buy, sell or exchange a ProFund VP, other than a $10 wire redemption fee under certain circumstances.

•	want to achieve investment results that correspond to the daily performance (or inverse performance) of a particular index.

•	CURRENCY BENCHMARKED PROFUNDS VP

ProFund VP	Index	Daily Benchmark
Rising U.S. Dollar	US Dollar Index ®	Match (100%)
Falling U.S. Dollar	US Dollar Index ®	100% of the Inverse

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PROFUND VP RISING U.S. DOLLAR

Investment Objective. ProFund VP Rising U.S. Dollar seeks daily investment results, before fees and expenses, that correspond to the daily performance of the US Dollar Index® (USDX).

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If ProFund VP Rising U.S. Dollar is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any increase in the US Dollar Index® on a given day. Generally, an increase in the Index represents an increase in the value of the U.S. dollar versus the foreign currencies represented in the Index. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any decrease in the Index on a given day. Generally, a decline in the Index represents a decrease in the value of the U.S. dollar versus the foreign currencies represented in the Index.

The US Dollar Index® (USDX) is a geometric trade- weighted average of the US Dollar’s value against a basket of six major world currencies. Those currencies and their weightings are: Euro 57.6%; Japanese Yen 13.6%, British Pound 11.9%, Canadian dollar 9.1%; Swedish Krona 4.2% and Swiss Franc 3.6%. These weightings are currently fixed. The index was calibrated to par 100 in March 1973.

Principal Investment Strategy. ProFund VP Rising U.S. Dollar takes positions in financial instruments that, in combination, should have similar daily return characteristics as the US Dollar Index®. ProFund VP Rising U.S. Dollar’s assets will have significant inverse (short) exposure to foreign (non-U.S.) “hard currencies.” “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. The Fund may invest significantly in forward contracts, swap agreements and futures in combination with dollar-denominated debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Rising U.S. Dollar are aggressive investment technique risk, active investor risk, market risk, interest rate risk, correlation risk, credit risk, exchange rate risk, foreign currency risk, geographic concentration risk, liquidity risk, non-diversification risk and repurchase agreement risk.

For more information on ProFund VP Rising U.S. Dollar’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 5.

Fund Performance. ProFund VP Rising U.S. Dollar has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Rising U.S. Dollar.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses**	0.78%

Total Annual ProFund Operating Expenses	1.78%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**	Other expenses are based on estimated amounts for the current fiscal year.

12

Example: This example is intended to help you compare the cost of investing in ProFund VP Rising U.S. Dollar with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years
ProFund VP Rising U.S. Dollar	$181	$560

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PROFUND VP FALLING U.S. DOLLAR

Investment Objective. ProFund VP Falling U.S. Dollar seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the US Dollar Index® (USDX).

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If ProFund VP Falling U.S. Dollar is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the US Dollar Index® on a given day. Generally, a decline in the Index represents a decrease in the value of the U.S. dollar versus the foreign currencies represented in the Index. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index on a given day. Generally, an increase in the Index represents an increase in the value of the U.S. dollar versus the foreign currencies represented in the Index.

The US Dollar Index® (USDX) is a geometric trade- weighted average of the US Dollar’s value against a basket of six major world currencies. Those currencies and their weightings are: Euro 57.6%; Japanese Yen 13.6%, British Pound 11.9%, Canadian dollar 9.1%; Swedish Krona 4.2% and Swiss Franc 3.6%. These weightings are currently fixed. The index was calibrated to par 100 in March 1973.

Principal Investment Strategy. ProFund VP Falling U.S. Dollar takes positions directly in financial instruments that, in combination, should have similar daily return characteristics as inverse of the US Dollar Index®. ProFund VP Falling U.S. Dollar’s assets will have significant exposure to foreign (non-U.S.) “hard currencies.” “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. The Fund may invest significantly in either foreign-denominated money market instruments or forward swaps and futures combined with dollar-denominated debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Falling U.S. Dollar are aggressive investment technique risk, active investor risk, market risk, interest rate risk, correlation risk, credit risk, exchange rate risk, foreign currency risk, foreign money market instruments risk, inverse correlation risk, geographic concentration risk, liquidity risk, non-diversification risk and repurchase agreement risk.

ProFund VP Falling U.S. Dollar is not guaranteed to achieve its investment objective, and an investment in ProFund VP Falling U.S. Dollar could lose money. ProFund VP Falling U.S. Dollar is not a complete investment program.

For more information on ProFund VP Falling U.S. Dollar’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 5.

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Fund Performance. ProFund VP Falling U.S. Dollar has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Falling U.S. Dollar.

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Annual Fund Operating Expenses * (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses**	0.78%

Total Annual ProFund Operating Expenses	1.78%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**	Other expenses are based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in ProFund VP Falling U.S. Dollar with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years
ProFund VP Falling U.S. Dollar	$181	$560

17

•	GENERAL PROFUNDS VP INFORMATION

“Purchases, redemptions and exchanges of shares are effected at the net asset value per share next determined after a purchase order, redemption or exchange request is received in good order.”

18

GENERAL PROFUNDS VP INFORMATION

CALCULATING SHARE PRICES

Purchases, redemptions and exchanges of shares are effected at the net asset value per share next determined after a purchase order, redemption or exchange request is received in good order. Each ProFund VP determines its net asset value per share by taking the market value of the ProFund VP’s assets, subtracting any ProFund VP’s liabilities, and dividing that amount by the number of the ProFund VP’s outstanding shares.

Each ProFund VP calculates its daily share price at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) every day the NYSE is open for business.

To the extent a ProFund VP’s portfolio investments trade in markets on days when a ProFund VP is not open for business, the value of the ProFund VP’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund is open for business. If the exchange or market on which a ProFund VP’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time.

A ProFund VP’s assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the fair value of an investment may be higher or lower than the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders annually all of the year’s net investment income and net capital gains, if any. Certain investment strategies employed by the ProFunds VP may produce income or net short-term capital gains which the Funds would seek to distribute more frequently.

Each ProFund VP will reinvest distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. ProFunds does not announce dividend distribution dates in advance. Each ProFund VP may declare additional capital gains distributions during a year.

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Investors do not contact ProFunds VP directly to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

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The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12B-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the ProFunds VP policies and procedures with respect to the disclosure of each ProFund VP’s portfolio securities is available in the ProFunds VP’s Statement of Additional Information.

FREQUENT PURCHASES AND REDEMPTIONS OF PROFUND VP SHARES

The Board of Trustees of ProFunds has adopted a “Policy Regarding Frequent Purchases and Redemptions of ProFund Shares.” Pursuant to this Policy, it is the general policy of ProFunds to accommodate and permit frequent purchases and redemptions of ProFund VP shares. The ProFunds VP do not deter frequent purchases and redemptions of ProFunds VP shares and the ProFunds VP impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund VP shares. Notwithstanding the provisions of this Policy, ProFunds VP may reject any purchase request, in whole or in part, for any reason.

TAX INFORMATION

Each ProFund VP intends to qualify as a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If each ProFund VP qualifies as a “regulated investment company” and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed.

An insurance company separate account that funds variable insurance contracts can “look through” a qualifying regulated investment company to determine its own diversification. Consequently, each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

20

If a ProFund VP fails to meet this diversification requirement or otherwise fails to qualify as a regulated investment company for any taxable year, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. In addition, if the IRS finds an impermissible level of “investor control” of ProFunds VP shares in connection with variable contracts, the advantageous tax treatment provided in respect to insurance company separate accounts under the Code will no longer be available. If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Please see Statement of Additional Information for further discussion.

Investments in securities of foreign issuers may be subject to withholding and other taxed at the source, including on dividend or interest payments. In that case, the Fund’s yield on those securities would be decreased.

Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

The discussion above is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

Index Information: New York Board of Trade®”, “NYBOT®”, “The U.S. Dollar Index®” and “USDX®” are trademarks or service marks of the Board of Trade of the City of New York, Inc.

21

•	PROFUNDS MANAGEMENT

“The ProFunds’ Board of Trustees is responsible for the general supervision of the ProFunds VP. The ProFunds’ officers are responsible for the day-to-day operations of the ProFunds VP.”

22

PROFUNDS MANAGEMENT

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the “Trust”), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust’s officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

ProFund Advisors LLC

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to the ProFunds VP and provides investment advice and management services to the ProFunds VP. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP. ProFund Advisors bears the costs of providing advisory services.

Michael L. Sapir, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex® Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

William E. Seale, Ph.D., Chief Investment Officer of ProFund Advisors since 2003 and Director of Portfolio from 1997-2003, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at the University of Kentucky. Each ProFund VP is managed by an investment team chaired by Dr. Seale.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership (“BISYS”). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services.

23

FINANCIAL HIGHLIGHTS

No information is presented for the ProFunds VP because they were not open for investment as of December 31, 2004.

24

Additional information about certain investments of the ProFunds VP is available in the annual and semiannual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated February 7, 2005, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus. To receive your free copy of a Statement of Additional Information, or the annual or semiannual reports, or if you have questions about investing in ProFunds VP, write us at:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

or call our toll-free numbers:

(888) PRO-FNDS (888) 776-3637 For Individual Investors Only

(888) PRO-5717 (888) 776-5717 Institutions and Financial Professionals Only

or visit our website www.profunds.com

You can find reports and other information about ProFunds on the SEC’s website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, ProFund VP Rising Rates Opportunity and Innovations in Indexing are trademarks of ProFund Advisors LLC.

ProFunds Executive Offices

Bethesda, MD

(LOGO)®

PROFUNDS®

Not just funds, ProFundsSM

Investment Company Act File No. 811-08239

PROVP0205

25

PROFUNDS

STATEMENT OF ADDITIONAL INFORMATION

7501 WISCONSIN AVENUE, SUITE 1000

BETHESDA, MARYLAND 20814

(888) 776-3637 RETAIL SHAREHOLDERS ONLY

(888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

This Statement of Additional Information (“SAI”) describes two funds (1) Rising U.S. Dollar ProFund and (2) Falling U.S. Dollar ProFund, each a “Fund” and, collectively, “the Funds.”

The Funds seek daily investment results that correspond to the daily performance of the US Dollar Index®. Unlike other funds, the Funds plan to achieve their investment objective by holding financial instruments that provide exposure to foreign (non-U.S.) “hard currencies.”

The Funds involve special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the Funds to determine whether an investment in a particular Fund is appropriate. None of the Funds alone constitutes a balanced investment plan. Because of the inherent risks in any investment, there can be no assurance that the Funds’ investment objective will be achieved.

The SAI is not a prospectus. It should be read in conjunction with the Funds’ prospectus, dated February 7, 2005 which incorporates this SAI by reference. A copy of the prospectus or the Fund’s annual report is available, without charge, upon request to the address above or by telephone at the numbers above.

The Date of this SAI is February 7, 2005.

STATEMENT OF ADDITIONAL INFORMATION

PROFUNDS

ProFunds (the “Trust”) is an open-end management investment company that currently comprises multiple separate series. Two funds are discussed herein. Another two funds that are currently offered in a separate prospectus are offered to insurance company separate accounts. Other series are currently offered in separate prospectuses or may be added in the future. The Funds may be used independently or in combination with each other as part of an overall investment strategy. The Funds are classified as non-diversified. The investments made by a Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors acts as investment advisor, including mutual funds with names, investment objectives and policies similar to the Funds.

GENERAL

Reference is made to the Prospectus for a discussion of the investment objectives and policies of the Funds. In addition, set forth below is further information relating to the Funds. The discussion below supplements and should be read in conjunction with the Prospectus. Portfolio management is provided by ProFund Advisors LLC, a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814 (the “Advisor”).

The investment restrictions of the Funds specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objectives and all other investment policies of the Funds not specified as fundamental (including the benchmarks of the Funds) may be changed by the Trustees of the Funds without the approval of shareholders.

It is the policy of the Funds to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, attempt to remain nearly fully invested and not to take defensive positions.

The investment strategies of the Funds discussed below, and as discussed in the Prospectus, may be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to the Fund. A Fund is free to reduce or eliminate its activity in any of these areas. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund’s objectives. Also, there can be no assurance that a Fund will grow to, or maintain, an economically viable size, in which case management may determine to liquidate the Fund at a time that may not be opportune for shareholders.

The use of the term “favorable market conditions” throughout this SAI is intended to convey rising markets for the Rising U.S. Dollar ProFund and falling markets for the Falling U.S. Dollar ProFund. The use of the term “adverse market conditions” is intended to convey falling markets for the Rising U.S. Dollar ProFund and rising markets for the Falling U.S. Dollar ProFund.

INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS

A Fund may consider changing its benchmark if, for example, the current benchmark becomes unavailable; the Board of Trustees believes that the current benchmark no longer serves the investment needs of a majority of shareholders or another benchmark better serves their needs; or the financial or economic environment makes it difficult for its investment results to correspond sufficiently to its current benchmark. If believed appropriate, the Funds may specify a benchmark for itself that is “leveraged” or proprietary. There can be no assurance that the Funds will achieve their objective.

Fundamental securities analysis is not generally used by the Advisor in seeking to correlate with the Fund’s respective benchmarks. Rather, the Advisor primarily uses mathematical analysis to determine the investments a Fund makes and techniques it employs. While the Advisor attempts to maximize correlation to each Fund’s benchmark, certain factors will tend to cause a Fund’s investment results to vary from a perfect correlation to its benchmark. See “Special Considerations.”

Additional information concerning the characteristics of the investments of the Funds is set forth below.

CURRENCIES

The Funds may invest directly in foreign currency denominated instruments or hold financial instruments that provide direct or inverse exposure to “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent that a Fund does so, that Fund will be subject to the risk that those currencies will change in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Funds’ assets which are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control. Additional risks are described below under “Foreign Investments.”

FOREIGN CURRENCY OPTIONS

The Funds may buy or sell put and call options on foreign currencies, either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

FORWARD CURRENCY CONTRACTS

The Funds may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

The Funds may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself.

For hedging purposes, the Funds may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the Funds in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

The Funds are not required to enter into forward currency contracts for hedging purposes. It is possible, under certain circumstances, that the Funds may have to limit their currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code.

The Funds do not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the Funds may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If the Funds engage in an offsetting transaction, they may later enter into a new forward currency contract to sell the currency.

If the Funds engage in an offsetting transaction, they will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Since the Funds invest in money market instruments denominated in foreign currencies, they may hold foreign currencies pending investment or conversion into U.S. dollars. Although the Funds value their assets daily in U.S. dollars, they do not convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will convert their holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, and offer to buy the currency at a lower rate if a Fund tries to resell the currency to the dealer.

These transactions also involve the risk that the Funds may lose their margin deposits or collateral and may be unable to realize the positive value, if any, of its position if a bank or broker with whom the Fund has an open forward position becomes bankrupt

FUTURES CONTRACTS AND RELATED OPTIONS

In order to gain exposure to hard currencies, the Funds may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying currencies, commodities or securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific index futures contract and the price at which the agreement is made. The underlying assets in the index are not physically delivered.

The Funds generally choose to engage in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is done at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is done at a lower (higher) price, inclusive of commissions.

When a Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity or security. The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The Funds may engage in related closing transactions with respect to options on futures contracts. The Funds will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission (“CFTC”).

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund “covers” its position. To cover its position, a Fund may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the Funds (and mark-to-market on a daily basis) cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

The Funds may purchase and sell futures contracts and options thereon. The Advisor, in reliance on an amendment to Rule 4.5 under the Commodity Exchange Act (“CEA”), is excluded from the status of Commodity Pool Operator (“CPO”) and is therefore not subject to CPO registration and regulation under the CEA.

The Funds may “cover” its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Funds will earmark, segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently, inverse to the futures contract. A Fund may “cover” its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the Fund will earmark, segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments, the prices of which are expected to move relatively consistently with a long position in the futures contract. A Fund may cover long or short positions in futures by earmarking or segregating with its custodian bank or on the official books and records of the Funds (and mark-to-market on a daily basis) cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will segregate liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A Fund may also cover its sale of a call option by taking positions in instruments, the prices of which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A Fund may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities, and the possibility of an illiquid market for a futures contract. Although the Funds intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

INDEX OPTIONS

The Funds may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions, or create synthetic money market positions. See “Taxation” herein.

A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. A Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in securities or other options and/or (ii) segregates with the Fund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

The Funds may engage in transactions in stock index options listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing the Funds’ investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange (the “CBOE”), the AMEX, and other exchanges (“Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the respective Fund’s 15% limitation on investment in illiquid securities. See “Illiquid Securities.”

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS ON SECURITIES

The Funds may buy and write (sell) options on securities for the purpose of realizing their respective investment objective. By buying a call option, a Fund has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a Fund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a Fund may cover its position by owning the underlying security on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the Fund. When a Fund writes a put option, the Fund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a Fund to write call options on stocks held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

If a Fund that writes an option wishes to terminate the Fund’s obligation, the Fund may effect a “closing purchase transaction.” The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a Fund which is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be affected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put option. The Fund also will realize a gain if a call or put option which the Fund has written lapses unexercised, because the Fund would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

SHORT SALES

The Funds may engage in short sales. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement, or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay, if any, in connection with a short sale.

The Funds may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a Fund is borrowed and sold short. Whenever a Fund engages in short sales, it segregates liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The segregated assets are marked to market daily.

SWAP AGREEMENTS

The Funds may enter into total return swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in currencies, commodities, or securities (or shorting securities), or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a “basket” of currencies, commodities or securities. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a Fund calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights) (the “net amount”).

A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid, but typically no payments will be made until the settlement date. To the extent that swap transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets the Funds and the Advisor believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. Because they are two party contracts and because they may have terms of greater than seven days, the market value of swap agreements may be considered to be illiquid for the purposes of the Funds’ illiquid investment limitations. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus an amount equal to any dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty an amount equal to a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Depending upon market conditions or for other reasons, the Advisor may substitute physical securities for a swap agreement having investment characteristics substantially similar to the underlying securities.

Swap agreements typically are settled on a net basis, which means that the two parties’ obligations to one another are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two obligations. Typically, a single payment from one party to the other will be made at the conclusion of a swap agreement, although some swap agreements may provide for periodic payments during its term. The timing and character of any income, gain or loss recognized by the Fund on the payment or payments made or received on a swap will vary depending upon the terms of the particular swap. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swap agreements.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties to perform.

FOREIGN CURRENCY WARRANTS

Foreign currency warrants such as Currency Exchange Warrants(SM) (“CEWs(SM)”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES

Principal exchange rate linked securities (“PERLs(SM)”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

STRUCTURED NOTES AND RELATED INSTRUMENTS

The Funds may invest in structured notes and other related instruments for investment purposes, including to gain exposure to hard currencies, or for risk management purposes. Structured notes are privately negotiated debt obligations for which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate. The Funds may invest a significant portion of its assets in structured notes where the principal and/or interest is determined by reference to the performance or value of an index or portion of an index, futures contracts or a single asset (including currencies). The Funds may also invest in structured notes with respect to selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured instruments may also be issued by corporations, including banks, as well as by governmental agencies.

Depending on the terms of the note, the Funds may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. The Funds may use structured notes to add leverage to the portfolio. Like other sophisticated strategies, the Funds’ use of structured notes may not work as intended. Although structured instruments are not necessarily illiquid, the Advisor believes that many structured instruments are illiquid.

FOREIGN INVESTMENTS

Each Fund may invest in securities and debt instruments of foreign issuers and may invest in securities and debt instruments traded principally in securities markets outside the United States and/or securities and debt instruments denominated in foreign currencies (together, “foreign securities”) and/or U.S. traded securities of foreign issuers. Special U.S. tax considerations may apply to a Fund’s investment in foreign securities. In addition, investors should consider carefully the potentially substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the Funds may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, which may affect the timing of the Fund’s receipt of proceeds from its portfolio securities transactions. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks may include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Funds’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe and other areas may be slowed or reversed by unanticipated political or social events in such countries.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. In this event, the Funds could lose a substantial portion of any investments they have made in the affected countries. Further, no accounting standards exist in certain countries. Finally, even though certain foreign currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Funds’ shareholders.

Each Fund also may invest in Depositary Receipts (see below) of foreign issuers, or in ordinary shares of foreign issuers who list their shares directly on U.S. exchanges.

DEPOSITARY RECEIPTS

Each Fund may invest in Depositary Receipts (“DRs”). For many foreign securities, U.S. dollar denominated DRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. DRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. DRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in DRs rather than directly in foreign issuers’ stock, the Funds can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many DRs. The information available for DRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain DRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

The Funds may invest in both sponsored and unsponsored DRs. Unsponsored DR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for sponsored DRs, and the prices of unsponsored DRs may be more volatile than if such instruments were sponsored by the issuer.

Types of DR’s include American Depositary Receipts (ADR’s), Global Depositary Receipts and New York Shares. ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. NYSs (or “direct shares”) are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations’ exchanges. Each Fund may also invest in and ordinary shares of foreign issuers traded directly on U.S. exchanges.

U.S. GOVERNMENT SECURITIES

Each Fund also may invest in U.S. government securities in pursuit of their investment objectives, as “cover” for the investment techniques these Funds employ, or for liquidity purposes.

U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Yields on U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a Fund’s portfolio investments in these securities.

DEBT INSTRUMENTS

Below is a description of various types of money market and other debt instruments that the Funds may utilize for investment purposes, as “cover” for other investment techniques these Funds employ, or for liquidity purposes. Other types of money market instruments may become available that are similar to those described below and in which the Funds also may invest if consistent with its investment goal and policies.

Money market instruments include short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, CDs, time deposits, bankers’ acceptances, and other short-term liquid instruments.

The Funds may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. The Funds also may invest in money market instruments issued by supranational organizations such as the World Bank (chartered to finance development projects in member countries), the European Union (a fifteen-nation organization engaged in cooperative economic and other activities), the European Coal and Steel Community (an economic union of various European nations’ steel and coal industries), and the Asian Development Bank (an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions).

Floating and Variable Rate Notes

Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in a Fund’s portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note’s price. While this feature helps protect against a decline in the note’s market price when interest rates rise, it lowers a Fund’s income when interest rates fall. Of course, a Fund’s income from its floating and variable rate investments also may increase if interest rates rise.

Commercial Paper

Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs.

Financial Services Obligations

Under normal market conditions, the Fund may invest up to 25% of its net assets in obligations issued by companies in the financial services industry, including U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks. These obligations may include:

Certificates of deposit (CDs) - CDs represent an obligation of a bank or a foreign branch of a bank to repay funds deposited with it for a specified period of time plus interest at a stated rate.

Time deposits - Time deposits are non-negotiable deposits held in a banking institution for a specified time at a stated interest rate.

Bankers’ acceptances - Bankers’ acceptances are short-term credit instruments frequently used in international trade transactions. They represent a guarantee by a bank to pay a customer’s draft up to a stated amount and for a specified time. Both the bank and the customer may be liable for its payment at maturity.

Each Fund will not invest more than 5% of its total assets in obligations of any one foreign bank.

U.S. banks are subject to a substantial body of federal and/or state law and regulation designed to promote financial soundness. Most are insured by the Federal Deposit Insurance Corporation (“FDIC”), although this insurance may not be of great benefit to a Fund depending on the amount of a bank’s obligations that the Fund holds. Foreign banks and foreign branches of U.S. banks, however, may not be subject to the same laws and regulations as U.S. banks and may involve additional risks. These risks include foreign economic and political developments, foreign government restrictions that may adversely affect payment of principal and interest, foreign exchange controls, and foreign withholding and other taxes on interest income. Foreign banks and foreign branches of U.S. banks may not be subject to the same requirements as U.S. banks with respect to mandatory reserves, loan limitations and accounting, auditing, and financial recordkeeping. In addition, less information may be publicly available about a foreign branch of a U.S. bank or a foreign bank than a U.S. bank.

U.S. branches of foreign banks may be subject to some federal and/or state regulation, but typically not to the same extent as U.S. banks. A U.S. branch of a foreign bank with assets over $1 billion may be subject to federal and/or state reserve requirements and may be required to pledge or maintain a certain amount of its assets equal to a percentage of its liabilities with a regulator or with a state. The FDIC may not, however, insure the deposits of branches licensed by states. Obligations of U.S. branches of foreign banks also may be limited by government action in the country in which the foreign bank is headquartered.

Asset-Backed Securities

The Funds may invest in certain types of asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Performance Indexed Paper

Performance indexed paper (“PIPs(SM)”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Convertible Securities

The Funds may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Fixed-Income Securities

The Funds may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.

Each Fund may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in kind securities, and strips. Investment grade corporate bonds are those rated BBB or better by S&P or Baa or better by Moody’s. Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. The Funds may also invest in unrated securities.

Junk Bonds - “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit each Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. Each Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting each Fund’s investment objective.

Corporate Debt Securities - Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid-and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Zero-Coupon Securities - Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, each Fund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Payment-In-Kind Securities and STRIPS - Payment-in-kind securities allow the issuer, at its option, to make current interest payments on the bonds either in cash or in bonds. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though such securities do not pay current interest in cash, each Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments to satisfy distribution requirements. Each Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

Unrated Debt Securities – The Funds may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. Each Fund may invest in mortgage-backed securities, as “cover” for the investment techniques these Funds employ. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. Each Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The Funds will only invest in SMBS whose mortgage assets are U.S. Government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and each Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Municipal Obligations

The Funds may invest in municipal obligations. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded over the counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable each Fund to demand payment from the issuer or a financial intermediary on short notice.

REPURCHASE AGREEMENTS

The Funds also may enter into repurchase agreements with financial institutions in pursuit of their investment objectives, as “cover” for the investment techniques the Funds employ, or for liquidity purposes. Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms which is a party to a repurchase agreement with the Funds will be monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of each Fund’s total net assets. The investments of each of the Funds in repurchase agreements at times may be substantial when, in the view of the Advisor and, liquidity, investment, regulatory, or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

The Funds may use reverse repurchase agreements as part of each Fund’s investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Funds to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Funds will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when it will be to the Funds’ advantage to do so. The Funds will segregate with their custodian bank cash or liquid instruments equal in value to the Funds’ obligations in respect of reverse repurchase agreements.

CASH RESERVES

To seek its investment objective, as a cash reserve, for liquidity purposes, or as “cover” for positions it has taken, each Fund may invest all or part of the Fund’s assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or collateralized repurchase agreements.

BORROWING

The Funds may borrow money for cash management purposes or investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Funds will fluctuate more when the Funds are leveraging their investments than would otherwise be the case. Inverse Funds will do the opposite. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including weekends and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

Each Fund may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a Fund “covers” its repurchase obligations as described above in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that Fund.

LENDING OF PORTFOLIO SECURITIES

Subject to the investment restrictions set forth below, a Fund may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby earning additional income. A Fund will not lend more than 33 1/3% of the value of the Fund’s total assets. Loans would be subject to termination by the lending Fund on four business days’ notice, or by the borrower on one day’s notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. A Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s net asset value. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund’s net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

The Trust will segregate with the Trust’s custodian bank cash or liquid instruments equal to or greater in value than the Funds’ purchase commitments for such when-issued or delayed-delivery securities, or the Trust does not believe that a Fund’s net asset value or income will be adversely affected by the Fund’s purchase of securities on a when-issued or delayed delivery basis.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each Fund may invest in the securities of other investment companies, including exchange traded funds, to the extent that such an investment would be consistent with the requirements of the 1940 Act. If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund ‘s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

REAL ESTATE INVESTMENT TRUSTS

The Funds may invest in real estate investment trusts (“REITS”). Equity REITS invest primarily in real property while mortgage REITS make construction, development and long term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trust, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITS are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exempt status under the 1940 Act.

ILLIQUID SECURITIES

Each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but which can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A Fund will not invest more than 15% of the Fund’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the “Commission” or “SEC”), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on net asset value.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a Fund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees of ProFunds® has delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a Fund to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the Fund’s liquidity.

PORTFOLIO TURNOVER

The nature of the Funds will cause the Funds to experience substantial portfolio turnover. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses which would be borne by the Funds. In addition, a Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. Because each Fund’s portfolio turnover rate, to a great extent, will depend on the purchase and redemption activity of the Fund’s investors, it is difficult to estimate what the Fund’s actual portfolio turnover rate will be in the future. The Funds expect, however, that the portfolio turnover experienced by the Funds will be substantial. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the Funds invest, are excluded from the calculation of portfolio turnover rate.

SPECIAL CONSIDERATIONS

To the extent discussed above and in the Prospectus, the Funds present certain risks, some of which are further described below.

CORRELATION AND TRACKING. Several factors may affect the ability of the Funds to achieve correlation with their benchmarks. Among these factors are: (1) a Fund’s expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by that Fund; (2) less than all of the securities in the index underlying a Fund’s benchmark being held by a Fund and/or securities not included in the index being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a Fund’s share prices being rounded to the nearest cent; (7) changes to the index underlying a benchmark; (8) the need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) actual purchases and sales of the shares of a Fund may differ from estimated transactions reported prior to the time share prices are calculated; (10) limit up or limit down trading halts on options or futures contracts which may prevent a Fund from purchasing or selling options or futures contracts; and (11) early and unanticipated closings of the markets on which the holdings of a Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions; and (12) fluctuations in currency exchange rates. While a close correlation of any Fund to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the net asset value of the shares of a Fund may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

LEVERAGE. The Funds employ leverage as a principal investment strategy and all of the Funds may borrow or use other forms of leverage for investment purposes. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the amount the Fund has invested. Leverage creates the potential for greater gains to shareholders of these Funds during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the net asset values of these Funds’ shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the Fund to pay interest which would decrease the Fund’s total return to shareholders. If these Funds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these Funds not been leveraged.

NON-DIVERSIFIED STATUS. Each Fund is a “non-diversified” series and is considered “non-diversified” because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. A Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. A Fund’s classification as a “non-diversified” investment company means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each Fund, however, intends to seek to qualify as a “regulated investment company” for purposes of the Internal Revenue Code, which imposes diversification requirements on these Funds that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act.

INVESTMENT RESTRICTIONS

Each Fund has adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a “majority” of the outstanding shares of a Fund, as that term is defined in the 1940 Act. The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the series present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the series. (All policies of a Fund not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the Fund.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

A Fund may not:

1.	Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities or repurchase agreements with respect thereto). Each Fund may invest more than 25% of its total assets in the securities of issuers in a group of industries to approximately the same extent as its benchmark index.

2.	Make investments for the purpose of exercising control or management.

3.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the ProFund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, including REITS.

4.

Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

5.	Issue senior securities to the extent such issuance would violate applicable law.

6.	Borrow money, except that the Fund (i) may borrow from banks (as defined in the Investment Company Act of 1940) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. A Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the investment policies of the Fund as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

7.	Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

8.	Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

Each Fund may concentrate its investment in the securities of companies engaged in a single industry or group of industries to approximately the same extent as its benchmark index and in accordance with its investment objective and policies as disclosed in the Prospectus and Statement of Additional Information. For purposes of determining whether the Funds are concentrated in an industry or group of industries, the Trust uses the industry sub-group classifications provided by Bloomberg, L.P.

DETERMINATION OF NET ASSET VALUE

The net asset values of the shares of the Funds are determined as of the close of business of the NYSE (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE is open for business (see Prospectus for applicable holiday closings).

To the extent that portfolio securities of a Fund are traded in other markets on days when the Fund’s principal trading market(s) is closed, the value of a Fund’s shares may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

The net asset value per share of a Fund serves as the basis for the purchase and redemption price of its shares. The net asset value per share of a Fund is calculated by dividing the market value of the Fund’s assets, less all liabilities attributed to the Fund, by the number of outstanding shares of the Fund.

The securities in the portfolio of a Fund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ/NMS, are valued at the closing price, if available, on the exchange or market where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the closing price, if applicable, or at such other price that the Advisor deems appropriate. Securities regularly traded in the OTC markets (for example, certain equity securities, fixed income securities, non-exchange-listed foreign securities and certain derivative instruments), including securities listed on an exchange but that are primarily traded OTC other than those traded on the NASDAQ Stock Market, are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time as of which the net asset value per share of a Fund is determined. If there was no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the Fund determines its net asset value unless there was no sale on that day, in which case the value of a futures contract purchased by a Fund will be valued at the last bid quote (if purchased by a Fund) or the last asked quote (if sold by a Fund) prior that time at which a Fund calculates net asset value. Alternatively if there was no sale on that day, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain derivatives is performed using procedures approved by the Board of Trustees.

When the Advisor determines that the price of a security is not readily available, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the Funds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), and the rules and regulations thereunder. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. The Advisor may serve as an investment manager to a number of clients, including other investment companies, private accounts or funds. The Advisor may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security or instrument. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the Funds and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the Funds and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the Funds and the other client accounts.

The policy of each Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy of each Fund is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

In seeking to implement the policies of the Funds, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Funds or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Advisor, for the additional services.

The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor’s other clients and may not in all cases benefit a Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor’s expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

The nature of the Funds may cause the Funds to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of the Funds’ investors.

In accordance with Rule 12b-1(h) under the 1940 Act, the Advisor will not enter into any agreement or other understanding – whether written or oral – under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a Fund’s shares. Therefore, in selecting brokers to effect transactions in Funds’ portfolio securities, the Advisor may not consider the broker’s promotional or sales efforts. In accordance with Rule 12b-1(h), the Advisor may direct portfolio securities transactions to a broker to execute, clear or settle transactions in portfolio securities when such broker also promotes or sells shares issued by a Fund, because the Funds have implemented policies and procedures that are reasonably designed to prevent (i) the persons responsible for selecting broker-dealers to effect transactions in fund portfolio securities transactions from taking into account, in making those decisions, broker-dealers’ promotional or sales efforts and (ii) the Funds, the Advisor and the Distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of the fund shares.

The Trust is required to identify securities of its “regular brokers or dealers” held by a Fund at the end of its most recently completed fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amount of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amount of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares.

Regular brokers or dealers have not been identified for Funds because they were not open for investment as of December 31, 2004.

MANAGEMENT OF PROFUNDS

Trustees and Officers

Board of Trustees

Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations.

Trustees

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	Directorship Search Group, Inc. (Executive Recruitment): President (2004 to present); Managing Director (March 1993 to 2004)	ProFunds (114) Access One Trust (4)	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President (January 2001 to Present); Delancey Investment Group, Inc. (Real Estate Development): Vice President (May 1996 to December 2000)	ProFunds (114) Access One Trust (4)	AMC Delancey Group, Inc.

Interested Trustee
Michael L. Sapir* 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present)	ProFunds (114) Access One Trust (4)	None

*	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with, and ownership interest in, the Advisor.

Executive Officers

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael L. Sapir 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Chairman	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present).

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000	President	Indefinite; February 2003 to present	President of the Advisor (May 1997 to present).
Bethesda, MD 20814 Birth Date: 8/62	Secretary	April 1997 to February 2003

Victor M. Frye 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present); Counsel, Compliance Officer and Assistant Secretary – Calvert Group, Ltd. from January 1999 until October 2002.

Marc R. Bryant 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 2/66	Secretary	Indefinite; February 2003 to present	Vice President and Chief Legal Counsel of the Advisor (July 2001 to present); GE Investment Management Inc.: Vice President and Associate General Counsel (April 1998 to June 2001); Kirkpatrick & Lockhart LLP: Attorney (Prior to April 1998).

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/71	Treasurer	Indefinite; June 2002 to present	BISYS Fund Services: Vice President of Financial Services (April 2002 to present); KPMG LLP: Senior Manager (August 1993 to March 2002).

John Danko 60 State Street Boston, MA 02109 Birth Date: 4/67	Vice President	Indefinite; August 1999 to present	BISYS Fund Services: Director of Client Services (February 1997 to present).

Audit Committee

The Board of Trustees has an Audit Committee, whose function is to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls, and to oversee the quality and objectivity of the Trust’s financial statements and the audit thereof. The Audit Committee currently consists of Messrs. Reynolds and Wachs. The Audit Committee held two meetings during the fiscal year ended December 31, 2004.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Funds, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2004.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Russell S. Reynolds, III	None	None
Michael C. Wachs	None	None

Interested Trustee
Michael L. Sapir	None	$10,001-$50,000

As of the date of this SAI, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any of the Funds.

No independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the Funds, and any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the Funds (not including registered investment companies) as of December 31, 2004.

No independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the principal underwriter of the Funds, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the Funds (not including registered investment companies) during the two most recently completed calendar years.

No independent Trustee, or an immediate family member thereof, during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

•	the Trust;

•	an officer of the Trust;

•	an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the Funds;

•	an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the Funds;

•	the Advisor or the principal underwriter of the Funds,

•	an officer of the Advisor or the principal underwriter of the Funds;

•	a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the Funds; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the Funds.

Trustee Compensation

For the fiscal year ended December 31, 2004, the Trust paid the following compensation to the Trustees of the Trust:

Name of Person, Position	Aggregate Compensation From Trust*	Pension or Retirement Benefits Accrued as Part of Trust Expenses**	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
Russell S. Reynolds, III, Trustee	$20,500	$0	$0	$20,500
Michael C. Wachs, Trustee	$20,500	$0	$0	$20,500

Interested Trustee
Michael L. Sapir, Trustee, Chairman and President	$0	$0	$0	$0

*	Prior to January 1, 2004, the Trust paid each Trustee who is not an employee of the Advisor or its affiliates $2,500 for attendance at each regular meeting of the Board of Trustees and $500 for attendance at each special meeting of the Board of Trustees. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. Effective January 1, 2004, each Trustee who is not an employee of the Advisor or its affiliates shall be entitled to compensation for his services as Trustee at the rate of (i) $10,000 per year; (ii) an additional $2,500 for each Board meeting attended by him in person, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at such meetings; (iii) $1,500 per special meeting attended by him in person; and (iv) an additional $500 per each board meeting participated in by him via telephone. Effective January 1, 2005, the Trust, together with other funds in the Fund Complex advised by the Advisor for which a Trustee serves as director or trustee pays each Independent Trustee compensation for his services as Trustee at the annual rate of $35,000. Trustees who are also officers or affiliated persons receive no remuneration from the Trust for their services as Trustees. The Trust’s officers, other than the Chief Compliance Officer, receive no compensation directly from the trust for performing the duties of their offices.

**	The Trust does not accrue pension or retirement benefits as part of each Fund’s expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

PROFUND ADVISORS LLC

Under an investment advisory agreement between the Trust, on behalf of each Fund, and the Advisor dated October, 1997 and most recently amended and restated as of December 15, 2004 (the “Agreement” or “Advisory Agreement”), each Fund pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets. The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of the Funds, subject to the general supervision and control of Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services. The Advisor has managed the ProFunds since their inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose members are Michael L. Sapir, Louis M. Mayberg and William E. Seale, Ph.D. who may be deemed to control the Advisor. The Advisor’s address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

The Board last approved the Advisory Agreement at a meeting held on December 15, 2004. In determining whether it was appropriate to approve the Advisory Agreement on behalf of the Funds, the Board requested information or otherwise previously received information provided by the Advisor, that it believed to be reasonably necessary to reach its conclusion, including: (i) the Advisory Agreement; (ii) the Advisor’s Form ADV; (iii) biographies of employees primarily responsible for providing investment advisory services; (iv) detailed comparative industry fee data; and (v) information regarding brokerage allocation and best execution. The Board also received information regarding the Advisor’s practices in monitoring the Funds’ compliance with regulatory requirements and Trust procedures.

The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. The Trustees decided to approve the Advisory Agreement on the basis of the following considerations, among others:

•	The fairness and reasonableness of the investment advisory fee payable to ProFund Advisors under the Advisory Agreement in light of the investment advisory services provided, the costs of these services and the comparability of the fees paid to fees paid by other investment companies including investment companies offering services similar in nature and extent to the Funds;

•	The nature, quality and extent of the investment advisory services provided by ProFund Advisors, in light of the high quality services provided by ProFund Advisors in its management of the ProFunds and the ProFunds’ historic performance, including the success of the ProFunds in tracking benchmarks and achieving stated investment objectives;

•	The Advisor’s entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of ProFund Advisor’s assets to the successful operation of the Funds;

•	The Advisor’s representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience; and

•	The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of ProFund Advisors.

In light of the above considerations and such other factors and information it considered relevant, the Board unanimously determined that the Advisory Agreement was consistent with the best interests of the Funds and its shareholders.

The Advisor may pay, out of its own assets and at no cost to the Funds, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of the Funds’ shares.

During the fiscal year ended December 31, 2004, the Funds had not commenced operations.

CODES OF ETHICS

The Trust, the Advisor, and ProFunds Distributors, Inc. (the “Distributor”) each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds. There can be no assurance that the codes will be effective in preventing such activities. The Codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by a Fund; however, such transactions are reported on a regular basis. Advisor personnel subject to the Advisor’s code are also required to report transactions in registered open-end investment companies advised or sub-adviser by the Advisor. The Codes are on file with the SEC and are available to the public.

PROXY VOTING POLICY AND PROCEDURES

Background

The Trust’s Board of Trustees (the “Board”) has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ProFunds, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Proxy Oversight Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor’s Compliance, Legal and Portfolio Management Departments, and chaired by the Advisor’s Chief Compliance Officer. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors - considering factors such as director qualifications, term of office, age limits.

•	Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors - considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses - considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses - considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues – considering factors such as confidential voting and equal access.

•	Capital Structure - considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting – considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues – considering factors such as social and environmental issues as well as labor issues.

A full description of each guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the Advisor and its clients. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, or research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor for potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the ProFunds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004 is available (1) without charge, upon request, by calling the Advisor at 888-776-1972, (2) on the ProFunds website, and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

A complete schedule of each Fund’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of each fiscal quarter. Portfolio holdings information may be made available prior to its public availability (“Non-Standard Disclosure”) as frequently as daily to the Funds’

service providers (BISYS Fund Services, UMB, N.A., ProFunds Distributors, Inc.) and as frequently as weekly to certain non-service providers (including rating agencies, consultants and other qualified financial professionals for such purposes as analyzing and ranking the Funds or performing due diligence and asset allocation). A recipient of Non-Standard Disclosure must sign a confidentiality agreement as required by applicable law in which the recipient agrees that the information will be kept confidential, be used only for a legitimate business purpose and not be used for trading. Recipients are required to have systems and procedures in place to ensure that the confidentiality agreement will be honored. Neither the Funds nor the Advisor may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

Non-Standard Disclosure may be authorized by the Funds’ Chief Compliance Officer, or in his absence, any other authorized officer of the Trust, if he determines that such disclosure is in the best interests of the Fund’s shareholders, no conflict exists between the interests of the Fund’s shareholders and those of the Advisor or Distributor, such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The length of lag, if any, between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The Board of Trustees has adopted a Portfolio Holdings Disclosure Policy and will review the Policy annually. As of the date of this SAI, the Trust has ongoing arrangements with the following entities to provide information about the Funds’ portfolio securities and does not pay compensation to any party in connection with such arrangement.

Bloomberg

Morningstar

Thomson

Lipper

S&P

ICI

Mutual Fund Database/Valueline

BISYS (as the Trust’s administrator, transfer agent and fund accountant)

ProFunds Distributors, Inc. (as the Funds’ distributor)

UMB Bank, N.A. (as the Trust’s custodian)

ADMINISTRATOR, TRANSFER AGENT and FUND ACCOUNTING AGENT

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (“BISYS”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of The BISYS Group, Inc., and an affiliate of the Distributor. BISYS acts as Administrator to the Funds. The Administrator provides the Funds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Funds under Federal and state securities laws. The Administrator also maintains the shareholder account records for Funds, distributes dividends and distributions payable by the Funds, and produces statements with respect to account activity for the Funds and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to ProFunds®; each Fund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the Funds under the service agreement.

The Trust, as of January 1, 2004, pays BISYS an annual fee, for its services as Administrator, based on the aggregate average net assets of all series of the Trust. This fee ranges from 0.05% of the Trust’s average monthly net assets up to $2 billion to 0.005% of the Trust’s average monthly net assets in excess of $10 billion on an annual basis. Prior to January 1, 2004, the Trust paid BISYS a fee ranging from 0.05% of aggregate average monthly net assets of $0 to $2 billion to 0.02% of aggregate average monthly net assets of $10 billion and over, on an annual basis.

BISYS Funds Services, Inc. (“BFSI”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an affiliate of BISYS and the Distributor. BFSI acts as fund accounting agent for each series of the Trust. The Trust, as of January 1, 2004, pays BFSI an annual base fee, plus asset based fees, for its services as fund accounting agent. The asset based fees range from 0.10% of the Trust’s average monthly net assets up to $1 billion to 0.00375% of the

Trust’s average monthly net assets in excess of $10 billion, on an annual basis. Prior to January 1, 2004, the Trust paid BISYS a fee ranging from 0.10% of average monthly net assets up to $1 billion to 0.0075% of average monthly net assets in excess of $5 billion, on an annual basis. Fees paid were subject to certain minimums. BFSI also acts as transfer agent for each series of the Trust, for which BFSI receives additional fees.

During the fiscal year ended December 31, 2004, the Funds had not commenced operations.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the Funds and, in general, assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Funds. Other duties and services performed by the Advisor under the Management Services Agreement include, but are not limited to, negotiating contractual agreements, recommending and monitoring service providers, preparing reports for the Board of Trustees regarding service providers and other matters requested by the Board, providing information to financial intermediaries, and making available employees of the Advisor to serve as officers and Trustees of the Trust.

The Trust’s Board of Trustees reviews and approves the Management Services Agreement on an annual basis considering a variety of factors:

•	the fairness and reasonableness of the fees and the profitability of the Advisor’s relationship with the Funds,

•	the quality of the services provided,

•	the knowledge and expertise of the Advisor’s staff,

•	the Advisor’s overall reputation, resources and staffing; and

•	other factors deemed relevant at the time of approval for the Agreement.

For these services, the Funds pay to ProFunds Advisors LLC a fee at the annual rate of 0.15% of its average daily net assets.

During the fiscal year ended December 31, 2004, the Funds had not commenced operations.

CUSTODIAN

UMB Bank, N.A. acts as custodian to the Funds. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri, 64106.

For each of the Funds, the custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of the Funds. For its services, the custodian receives an asset-based fee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers serves as the independent registered public accounting firm to the Funds. PricewaterhouseCoopers provides audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings. PricewaterhouseCoopers is located at 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL

Ropes & Gray LLP serves as counsel to the Trust. The firm’s address is One International Place, Boston, MA 02110.

DISTRIBUTOR

ProFunds Distributors, Inc., an affiliate of BISYS, serves as the distributor and principal underwriter in all fifty states and the District of Columbia and offers shares of the Funds on a continuous basis. ProFunds Distributors, Inc. receives no compensation from the Funds for serving as distributor, other than amounts received pursuant to the Distribution (12b-1) Plan. ProFunds Distributors, Inc.’s address is 100 Summer Street, Suite 1500, Boston, MA 02110.

DISTRIBUTION (12b-1) PLAN

Pursuant to a 12b-1 Plan (“Distribution Plan”), the Funds may reimburse or compensate financial intermediaries from their assets for services rendered and expenses borne in connection with activities primarily intended to result in the sale of shares of the Funds. It is anticipated that a portion of the amounts paid by the Funds will be used to defray various costs incurred in connection with the printing and mailing of prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of the shares. The Funds also may reimburse or compensate financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the shares of the Funds.

The Distribution Plan provides that the Trust, on behalf of each Fund, will pay annually up to 0.25% of the average daily net assets of a Fund in respect of activities primarily intended to result in the sale of its shares. Under the terms of the Distribution Plan and related agreements, each Fund is authorized to make quarterly payments that may be used to reimburse or compensate entities providing distribution services with respect to the shares of each Fund for such entities’ fees or expenses incurred or paid in that regard.

The Distribution Plan is of a type known as a “compensation” plan because payments may be made for services rendered to the Funds regardless of the level of expenditures by the financial intermediaries. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan in connection with their annual consideration of the Distribution Plan’s renewal. Expenditures under the Distribution Plan may include, without limitation: (a) the printing and mailing of Funds prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective investors; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Funds; (c) holding seminars and sales meetings designed to promote the distribution of the Funds’ shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding the investment objectives and policies and other information about the Funds, including the performance of the Funds; (e) training sales personnel regarding the Funds; and (f) financing any other activity that is primarily intended to result in the sale of shares of the Funds. In addition, a financial intermediary may enter into an agreement with the Trust under which it would be entitled to receive compensation for, among other things, making the Funds available to its contract owners as a funding vehicle for variable insurance contracts.

The Distribution Plan and any related agreement that is entered into by the Trust in connection with the Distribution Plan will continue from year-to-year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust’s Board of Trustees, and of a majority of the Trustees who are not “interested persons” of the Trust and who have no financial interest in the operation of the Distribution Plan or any related agreement (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Distribution Plan or any related agreement, as applicable. In addition, the Distribution Plan and any related agreement may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding shares of the Fund or by vote of a majority of the Independent Trustees. The Distribution Plan also provides that it may not be amended to increase materially the amount (up to 0.25% of average daily net assets annually) that may be spent for distribution of shares of the Fund without the approval of shareholders of the Fund.

During the fiscal year ended December 31, 2004, the Funds had not commenced operations.

ADMINISTRATIVE SERVICES

The ProFunds may participate in “fund supermarkets” and other programs in which a third-party financial intermediary maintains records of indirect beneficial ownership interests in the ProFunds. These programs include any type of arrangement through which investors have an indirect beneficial ownership interest in the ProFunds via omnibus accounts, bank common or collective trust funds, employee benefit plans or similar arrangements (each a “financial intermediary account”). Under these programs, the Trust, on behalf of the ProFunds, may enter into the administrative services agreements with financial intermediaries pursuant to which financial intermediaries will provide transfer agency, administrative services and other with respect to the ProFunds. These services may include, but are not limited to: shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting. Because of the relatively higher volume of transactions in ProFunds, generally, ProFunds are authorized to pay higher administrative service fees that might be the case for more traditional mutual funds. To the extent any of these fees are paid by the ProFunds they are included in the amount appearing opposite the caption “Other Expenses” under “Annual Fund Operating Expenses” in the expense tables contained in the prospectus. In addition, the Advisor or Distributor may compensate such financial intermediaries or their agents directly or indirectly for such services. Compensation paid by the Advisor or Distributor out of their own resources for such services is not reflected in the fees and expenses outlined in the fee table for each ProFund.

For these services, the Trust may pay each financial intermediary (i) a fee based on average daily net assets of each ProFund that are invested in such ProFund through the financial intermediary account, and/or (ii) an annual fee that may vary depending upon the assets in the financial intermediary account, and/or (iii) minimum account fees. The financial intermediary may impose other account or service charges to a ProFund or directly on account holders. Please refer to information provided by the financial intermediary for additional information regarding such charges.

For the fiscal year ended December 31, 2004, the Advisor did not pay, out of its own assets, any amounts associated with administrative services for the Funds.

COSTS AND EXPENSES

Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Administrator. Fund expenses include, without limitation: the investment advisory fee, management services fee; administrative and transfer agency and shareholder servicing fees; custodian and accounting fees and expenses, brokerage and transaction fees, legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and independent Trustees’ fees and expenses.

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

ProFunds (the “Trust”) is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. Other separate series may be added in the future.

All shares of the Funds are freely transferable. The Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of the Funds’ shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any Funds’ shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Funds would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

CAPITALIZATION

As of February 7, 2005, no person owned of record, or to the knowledge of management beneficially owned, five percent or more of the outstanding shares of a Fund.

A shareholder who beneficially owns, directly or indirectly, more than 25% of the voting securities of a Fund may be deemed a “control person” (as defined in the 1940 Act) of the Fund and may be able to determine the outcome of any matter submitted for shareholder consideration with respect to that Fund.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (“Qualifying Income”);

(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses (the requirements in this clause (c), the “Diversification Requirements”).

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

As described in the Prospectus, the Fund currently intends to achieve its investment objective of obtaining daily investment results, before fees and expenses, that correspond to the daily performance of the U.S. Dollar Index® by taking positions directly in foreign currencies and/or in financial instruments, including, among other instruments, futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices, and cash investments in debt or money market instruments covering such positions. As described above, at least 90% of the Fund’s gross income for each taxable year must be Qualifying Income. The Code grants the Secretary of the Treasury the right to issue tax regulations that would exclude income and gains from direct investments in foreign currencies from treatment as Qualifying Income in cases where the foreign currency gains are not directly related to the company’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities). In light of this grant of regulatory authority, there is no assurance that the Secretary will not issue regulations. Moreover, there is a remote possibility that such regulations may be applied retroactively. If the Fund were to fail to qualify as a regulated investment company in any year, then the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders) and other adverse consequences as described above.

In addition, the Fund’s investment strategy of investing primarily in financial instruments, including, among other instruments, futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices, and cash investments in debt or money market instruments covering such positions engenders some risk that the Fund might fail to satisfy the Diversification Requirements. There is uncertainty regarding the valuation of such financial instruments for purposes of the Diversification Requirements. Accordingly, it is possible that the method of valuation used by the Fund, pursuant to which it would treat itself as satisfying the Diversification Requirements, would not be accepted in an audit by the Internal Revenue Service, which might apply a different method. If the Internal Revenue Service were to challenge the Fund’s valuation methodology and that challenge were upheld, or if the Fund were otherwise to fail to qualify as a regulated investment company, then the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders) and other adverse consequences as described above.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and any net tax-exempt interest, and may distribute its net capital gain (the excess of net long term capital gain over net short term capital loss). The Fund may also retain for investment its net capital gain. If the Fund does retain any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned (or is treated as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned (or is treated as having owned) for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

For taxable years beginning on or before December 31, 2008, the Fund may designate distributions of investment income as “qualified dividend income,” provided holding period and other requirements are met by the Fund. Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the shareholder meets the same holding period and other requirements with respect to qualified dividend income. Fund dividends representing distributions of interest income and short-term capital gains cannot be designated as qualified dividend income and will not qualify for the reduced rates. In light of this, the Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to either (i) the fair market value of the new shares issued to the shareholder, or (ii) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

The long-term capital gain rates applicable to non-corporate shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets) for taxable years beginning on or before December 31, 2008.

Dividends of net investment income designated by the Fund and received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. It is not expected that any significant percentage of the Fund’s distributions will so qualify.

Return of Capital Distributions. If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits (including earnings and profits arising from tax-exempt income) in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. Although the Fund may generate tax-exempt income, it does not expect to satisfy the criteria necessary to pass through the tax-free nature of the income to its shareholders.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Original Issue Discount. Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be (and all zero-coupon debt obligations acquired by the Fund will be) treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Increases in the principal amount of an inflation indexed bond will be treated as OID. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Swap Agreements, Options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Other Financial Instruments. The Fund ordinarily will invest in foreign currencies and/or a variety of financial instruments including, among other instruments, futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices, and cash investments in debt or money market instruments covering such positions. The Fund’s transactions in swap agreements, options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

Certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as described under “—Return of Capital Distributions.” If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. As the Fund may not pass through its foreign taxes to shareholders, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Non-U.S. Investors. Non-U.S. investors (i.e., investors who are not “U.S. persons” within the meaning of the Code) should consult with their own tax advisers with respect to the tax consequences of investing in the Fund. Under the American Jobs Creation Act of 2004 signed by President Bush on October 22, 2004, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts(i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. This provision will first apply to the Fund in its taxable year beginning January 1, 2006. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax. Assuming that this provision is not extended, commencing in years beginning after December 31, 2007, dividends (other than Capital Gain Dividends) paid by the Fund to a non-U.S. investor will generally be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

PERFORMANCE INFORMATION

During the fiscal year ended December 31, 2004, the Funds had not commenced operations.

TOTAL RETURN CALCULATIONS

From time to time, each of the Funds may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten-year periods, or for the life of the Fund. Other total return quotations, aggregate or average, over other time periods for the Fund also may be included.

The total return of a Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current net asset value and that all income dividends or capital gains distributions during the period are reinvested in shares of the Fund at net asset value. Total return is based on historical earnings and net asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund.

Average annual total return quotations for periods in excess of one year are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending redeemable value.

Performance data represents past performance and is not an indication of future results. Because of ongoing market volatility, the performance of a Fund may be subject to substantial short-term changes.

COMPARISONS OF INVESTMENT PERFORMANCE

Performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of a Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a Fund, comparisons of the performance information of the Fund for a given period to the performance of recognized, unmanaged indexes for the same period may be made. Such indexes include, but are not limited to, ones provided by the Board of Trade of the City of New York, Inc., Dow Jones & Company, Standard & Poor’s Corporation, Lipper Analytical Services, Inc., Shearson Lehman Brothers, the National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, and the Nikkei Stock Average and Deutsche Aktienindex, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a Fund’s investment performance. In particular, performance information for the Funds may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Dow Jones U.S. Index, the Russell 2000 Index and the NASDAQ-100 Index®, among others.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger’s Magazine, Personal Investor, Morningstar, Inc., and similar sources which utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. (“Lipper”), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each Fund also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. In addition, broad-based Lipper groupings may be used for comparison to any of the Funds.

Further information about the performance of the Funds will be contained in the Funds’ annual and semi-annual reports to shareholders, which may be obtained without charge by writing to the Funds at the address or telephoning the Funds at the telephone number set forth on the cover page of this SAI.

Other Information

An index provider’s only relationship to the Funds, as series of ProFunds is the licensing of certain trademarks and trade names. The index providers have no obligation to take the needs of the Funds or owners of the shares of the Funds into consideration in determining, composing or calculating the Indices. The index providers are not responsible for and have not participated in the determination or calculation of the equation by which the shares of Funds are to be converted into cash. The index providers have no obligation or liability in connection with the administration, marketing or trading of the Funds.

The Funds are not sponsored, endorsed, sold or promoted by Board of Trade of the City of New York, Inc. (“NYBOT”). NYBOT makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the NYBOT U.S. Dollar Index ®, to track market performance of any Funds. NYBOT’s only relationship to Licensee is the commitment to license certain names and marks and of the NYBOT U.S. Dollar Index ®, which is determined, composed and calculated without regard to the Licensee or the Funds. NYBOT has no obligation to take the needs of the Licensee or the owners of the Funds into consideration in determining, composing or calculating the NYBOT U.S. Dollar Index ®. NYBOT is not responsible for and has not participated in any determination or calculation made with respect to the issuance or redemption of the Funds. NYBOT has no obligation or liability in connection with the administration, purchase, sale marketing, promotion or trading of the Funds.

NYBOT DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE NYBOT U.S. DOLLAR INDEX ® OR ANY DATA INCLUDED THEREIN. NYBOT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NYBOT® U.S. DOLLAR INDEX ® OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER, IN CONNECTION WITH THE PURCHASE, SALE OR TRADING OF ANY PRODUCT, OR FOR ANY OTHER USE. NYBOT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NYBOT U.S. DOLLAR INDEX ® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYBOT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS

No information is presented for the Funds as they had not commenced investment operations as of December 31, 2004.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P’S CORPORATE RATINGS:

AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

S&Ps letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge”. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE’S CORPORATE BOND RATINGS:

AAA: Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA: Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

A-1

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA (“DBRs”) — BOND AND LONG TERM DEBT RATINGS :

AAA: Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

AA: Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS:

AAA-Prime: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA: High Grade. The price return characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-2

Moody’s may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

DESCRIPTION OF S&P’S MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY’S MUNICIPAL NOTE RATINGS:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE’S COMMERCIAL PAPER RATINGS:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF RATINGS SERVICES OF CANADA — COMMERCIAL PAPER AND SHORT-TERM DEBT RATINGS:

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

R-1 (high): Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no

A-3

substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle): Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low): Short term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2: The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated ‘TBW-1’.

TWB-3: The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TWB-4: The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANK WATCH LONG-TERM RATINGS:

AAA: The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.

AA: The second -highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highs category.

A: The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB: The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST).

BB: While not investment grade, the “BB” rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

A-4

B: Issues rated “B” show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC: Issues rate “CCC” clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC-“CC”: is applied to issues that are subordinate to other obligations rated “CCC” and are afforded less protection in the event of bankruptcy or reorganization.

D: Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation “local currency.”

A RATING IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.

A-5

PROFUNDS

STATEMENT OF ADDITIONAL INFORMATION

7501 WISCONSIN AVENUE, SUITE 1000

BETHESDA, MARYLAND 20814

(888) 776-3637 RETAIL SHAREHOLDERS ONLY

(888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

This Statement of Additional Information (“SAI”) describes two funds (1) ProFund VP Rising U.S. Dollar and (2) ProFund VP Falling U.S. Dollar (each, a “ProFund VP”, and collectively, the “ProFunds VP”).

The ProFunds VP seek daily investment results that correspond to the daily performance of the US Dollar Index®. Unlike other funds, the ProFunds VP plan to achieve their investment objective by holding financial instruments that provide exposure to foreign (non-U.S.) “hard currencies.”

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors LLC (the “Advisor”).

The ProFunds VP involve special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds VP to determine whether an investment in a particular ProFund VP is appropriate. None of the ProFunds VP alone constitutes a balanced investment plan. Because of the inherent risks in any investment, there can be no assurance that the ProFund VPs’ investment objective will be achieved.

The SAI is not a prospectus. It should be read in conjunction with the ProFunds VP prospectus, dated February 7, 2005, which incorporates this SAI by reference. A copy of the prospectus or the ProFunds VP’s annual report is available, without charge, upon request to the address above or by telephone at the numbers above.

The date of this SAI is February 7, 2005.

1

STATEMENT OF ADDITIONAL INFORMATION

2

PROFUNDS VP

ProFunds (the “Trust”) is an open-end management investment company that currently comprises multiple separate series. Two series are discussed herein, each of which are offered to insurance company separate accounts, and other series are currently offered in separate prospectuses and may be added in the future. The ProFunds VP may be used independently or in combination with each other as part of an overall investment strategy. The ProFunds VP are classified as non-diversified. The investments made by a ProFund VP and the results achieved by the ProFund VP at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors acts as investment advisor, including mutual funds with names, investment objectives and policies similar to the ProFund VP.

GENERAL

Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds VP. In addition, set forth below is further information relating to the ProFunds VP. The discussion below supplements and should be read in conjunction with the Prospectus. Portfolio management is provided by ProFund Advisors LLC, a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814 (the “Advisor”).

The investment restrictions of the ProFunds VP specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that ProFund VP, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objectives and all other investment policies of the ProFunds VP not specified as fundamental (including the benchmarks of the ProFunds VP) may be changed by the Trustees of the ProFunds VP without the approval of shareholders.

It is the policy of the ProFunds VP to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, attempt to remain nearly fully invested and not to take defensive positions.

The investment strategies of the ProFunds VP discussed below, and as discussed in the Prospectus, may be used by a ProFund VP if, in the opinion of the Advisor, these strategies will be advantageous to the ProFund VP. A ProFund VP is free to reduce or eliminate its activity in any of these areas. There is no assurance that any of these strategies or any other strategies and methods of investment available to a ProFund VP will result in the achievement of the ProFund VP’s objectives. Also, there can be no assurance that any ProFund VP will grow to, or maintain, an economically viable size, in which case management may determine to liquidate the ProFund at a time that may not be opportune for shareholders.

The use of the term “favorable market conditions” throughout this SAI is intended to convey rising markets for the ProFund VP Rising U.S. Dollar and falling markets for the ProFund VP Falling U.S. Dollar. The use of the term “adverse market conditions” is intended to convey falling markets for the ProFund VP Rising U.S. Dollar and rising markets for the ProFund VP Falling U.S. Dollar.

INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS

A ProFund VP may consider changing its benchmark if, for example, the current benchmark becomes unavailable; the Board of Trustees believes that the current benchmark no longer serves the investment needs of a majority of shareholders or another benchmark better serves their needs; or the financial or economic environment makes it difficult for its investment results to correspond sufficiently to its current benchmark. If believed appropriate, a ProFund VP may specify a benchmark for itself that is “leveraged” or proprietary. There can be no assurance that a ProFund VP will achieve its objective.

Fundamental securities analysis is not generally used by the Advisor in seeking to correlate with the ProFund VP’s respective benchmarks. Rather, the Advisor primarily uses mathematical analysis to determine the investments a ProFund VP makes and techniques it employs. While the Advisor attempts to maximize correlation to each ProFund VP’s benchmark, certain factors will tend to cause a ProFund VP’s investment results to vary from a perfect correlation to its benchmark. See “Special Considerations.”

3

Additional information concerning the characteristics of the investments of the ProFund VP’s is set forth below.

CURRENCIES

The ProFunds VP may invest directly in foreign currency denominated instruments or hold financial instruments that provide direct or inverse exposure to “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent that a ProFund VP does so, that ProFund VP will be subject to the risk that those currencies will change in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. ProFunds VPs’ assets which are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control. Additional risks are described below under “Foreign Investments.”

FOREIGN CURRENCY OPTIONS

The ProFunds VP may buy or sell put and call options on foreign currencies, either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a ProFund VP to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

FORWARD CURRENCY CONTRACTS

Each ProFund VP may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

The ProFunds VP may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself.

For hedging purposes, each ProFund VP may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the Funds in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

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The ProFunds VP are not required to enter into forward currency contracts for hedging purposes. It is possible, under certain circumstances, that the ProFunds VP may have to limit their currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code.

The ProFunds VP do not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, each ProFund VP may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If the Funds engage in an offsetting transaction, they may later enter into a new forward currency contract to sell the currency.

If the ProFunds VP engage in an offsetting transaction, they will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a ProFund VP enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the ProFund VP will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the ProFund VP will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Since the ProFunds VP invest in money market instruments denominated in foreign currencies, they may hold foreign currencies pending investment or conversion into U.S. dollars. Although the ProFunds VP value their assets daily in U.S. dollars, they do not convert their holdings of foreign currencies into U.S. dollars on a daily basis. The ProFunds VP will convert their holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, and offer to buy the currency at a lower rate if a ProFund VP tries to resell the currency to the dealer.

These transactions also involve the risk that the ProFunds VP may lose their margin deposits or collateral and may be unable to realize the positive value, if any, of its position if a bank or broker with whom the ProFund VP has an open forward position becomes bankrupt.

FUTURES CONTRACTS AND RELATED OPTIONS

In order to gain exposure to hard currencies, the ProFunds VP may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying currencies, commodities or securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying assets in the index are not physically delivered.

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The ProFunds VP generally choose to engage in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is done at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is done at a lower (higher) price, inclusive of commissions.

When a ProFund VP purchases a put or call option on a futures contract, the ProFund VP pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund VP receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund VP the underlying futures contract for a specified price upon exercise at any time during the option period.

Whether a ProFund VP realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity or security. The extent of the ProFund VP’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds VP may engage in related closing transactions with respect to options on futures contracts. The ProFunds VP will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission (“CFTC”).

When a ProFund VP purchases or sells a futures contract, or sells an option thereon, the ProFund VP “covers” its position. To cover its position, a ProFund VP may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the ProFunds VP (and mark-to-market on a daily basis) cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

The ProFunds VP may purchase and sell futures contracts and options thereon. The Advisor, in reliance on an amendment to Rule 4.5 under the Commodity Exchange Act (“CEA”), is excluded from the status of Commodity Pool Operator (“CPO”) and is therefore not subject to CPO registration and regulation under the CEA.

A ProFund VP may “cover” its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund VP will earmark, segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund VP may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently, inverse to the futures contract. A ProFund VP may “cover” its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the ProFund VP will earmark, segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund VP may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments, the prices of which are expected to move relatively consistently with a long position in the futures contract. A ProFund VP may cover long or short positions in futures by earmarking or segregating with its custodian bank or on the official books and records of the ProFunds VP (and mark-to-market on a daily basis) cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

A ProFund VP may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund VP will segregate liquid instruments equal in value to the difference between the strike price of the

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call and the price of the future. A ProFund VP may also cover its sale of a call option by taking positions in instruments, the prices of which are expected to move relatively consistently with the call option. A ProFund VP may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund VP will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund VP may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities, and the possibility of an illiquid market for a futures contract. Although the ProFunds VP intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund VP to substantial losses. If trading is not possible, or if a ProFund VP determines not to close a futures position in anticipation of adverse price movements, the ProFund VP will be required to make daily cash payments of variation margin. The risk that the ProFund VP will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

INDEX OPTIONS

The ProFunds VP may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions, or create synthetic money market positions. See “Taxation” herein.

A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a ProFund VP will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. A ProFund VP will not enter into an option position that exposes the ProFund VP to an obligation to another party, unless the ProFund VP either (i) owns an offsetting position in securities or other options and/or (ii) segregates with the ProFund VP’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

The ProFunds VP may engage in transactions in stock index options listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing the ProFund VP’s investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of

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an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange (the “CBOE”), the AMEX, and other exchanges (“Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the respective ProFund VP’s 15% limitation on investment in illiquid securities. See “Illiquid Securities.”

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a ProFund VP may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS ON SECURITIES

The ProFunds VP may buy and write (sell) options on securities for the purpose of realizing their respective investment objective. By buying a call option, a ProFund VP has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a ProFund VP becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund VP has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a ProFund VP becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a ProFund VP may cover its position by owning the underlying security on which the option is written. Alternatively, the ProFund VP may cover its position by owning a call option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund VP or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund VP may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund VP. When a ProFund VP writes a put option, the ProFund VP will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund VP to write call options on stocks held by the ProFund VP is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

If a ProFund VP that writes an option wishes to terminate the ProFund VP’s obligation, the ProFund VP may effect a “closing purchase transaction.” The ProFund VP accomplishes this by buying an option of the same series as the option previously written by the ProFund VP. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund VP which is the holder of an option

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may liquidate its position by effecting a “closing sale transaction.” The ProFund VP accomplishes this by selling an option of the same series as the option previously purchased by the ProFund VP. There is no guarantee that either a closing purchase or a closing sale transaction can be affected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund VP will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund VP if the premium, plus commission costs, paid by the ProFund VP to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund VP on the sale of the call or the put option. The ProFund VP also will realize a gain if a call or put option which the ProFund VP has written lapses unexercised, because the ProFund VP would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund VP. If an options market were to become unavailable, the ProFund VP would be unable to realize its profits or limit its losses until the ProFund VP could exercise options it holds, and the ProFund VP would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

SHORT SALES

The ProFunds VP may engage in short sales. To complete such a transaction, a ProFund VP must borrow the security to make delivery to the buyer. The ProFund VP is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement, or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the ProFund VP. Until the security is replaced, the ProFund VP is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, a ProFund VP also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A ProFund VP also will incur transaction costs in effecting short sales.

A ProFund VP will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the ProFund VP replaces the borrowed security. A ProFund VP will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a ProFund VP may be required to pay, if any, in connection with a short sale.

The ProFunds VP may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a ProFund VP is borrowed and sold short. Whenever a ProFund VP engages in short sales, it segregates liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The segregated assets are marked to market daily.

SWAP AGREEMENTS

The ProFunds VP may enter into total return swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in currencies, commodities or securities (or shorting securities), or

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to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a “basket” of currencies, commodities or securities. Other forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the ProFunds VP calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a ProFund VP’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights) (the “net amount”).

A ProFund VP’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid, but typically no payments will be made until the settlement date. To the extent that swap transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets the ProFunds VP and the Advisor believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a ProFund’s VP borrowing restrictions. Because they are two party contracts and because they may have terms of greater than seven days, the market value of swap agreements may be considered to be illiquid for the purposes of the ProFunds’ VP illiquid investment limitations. A ProFund VP will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each ProFund VP may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus an amount equal to any dividends that would have been received on those stocks. The ProFund VP will agree to pay to the counterparty an amount equal to a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Depending upon market conditions or for other reasons, the Advisor may substitute physical securities for a swap agreement having investment characteristics substantially similar to the underlying securities.

Swap agreements typically are settled on a net basis, which means that the two parties’ obligations to one another are netted out, with the ProFund VP receiving or paying, as the case may be, only the net amount of the two obligations. Typically, a single payment from one party to the other will be made at the conclusion of a swap agreement, although some swap agreements may provide for periodic payments during its term. The timing and character of any income, gain or loss recognized by the ProFund VP on the payment or payments made or received on a swap will vary depending upon the terms of the particular swap. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund VP is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund VP’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are

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traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the ProFunds’ VP transactions in swap agreements.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties to perform.

FOREIGN CURRENCY WARRANTS

Foreign currency warrants such as Currency Exchange Warrants(SM) (“CEWs(SM)”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES

Principal exchange rate linked securities (“PERLs(SM)”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency

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risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

STRUCTURED NOTES AND RELATED INSTRUMENTS

Each ProFund VP may invest in structured notes and other related instruments for investment purposes, including to gain exposure to hard currencies, or for risk management purposes. Structured notes are privately negotiated debt obligations for which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate. Each ProFund VP may invest a significant portion of its assets in structured notes where the principal and/or interest is determined by reference to the performance or value of a commodities index or portion of an index, commodity futures contracts or a single commodity. Such notes are sometimes referred to as “commodity-linked” notes. Each ProFund VP may also invest in structured notes with respect to selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured instruments may also be issued by corporations, including banks, as well as by governmental agencies.

Depending on the terms of the note, each ProFund VP may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. The Funds may use structured notes to add leverage to the portfolio. Like other sophisticated strategies, the ProFunds VP’s use of structured notes by the ProFunds VP may not work as intended. Although structured instruments are not necessarily illiquid, the Advisor believes that many structured instruments are illiquid.

FOREIGN INVESTMENTS

Each ProFund VP may invest in securities and debt instruments of foreign issuers and may invest in securities and debt instruments traded principally in securities markets outside the United States and/or securities and debt instruments denominated in foreign currencies (together, “foreign securities”) and/or U.S. traded securities of foreign issuers. Special U.S. tax considerations may apply to a ProFund VP’s investment in foreign securities. In addition, investors should consider carefully the potentially substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the ProFunds VP may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, which may affect the timing of the ProFunds VP’s receipt of proceeds from its portfolio securities transactions. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the ProFunds VP may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

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Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks may include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the ProFunds VP’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe and other areas may be slowed or reversed by unanticipated political or social events in such countries.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. In this event, the ProFunds VP could lose a substantial portion of any investments they have made in the affected countries. Further, no accounting standards exist in certain countries. Finally, even though certain foreign currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to the ProFunds VP’s shareholders.

Each ProFund VP also may invest in Depositary Receipts (see below) of foreign issuers, or in ordinary shares of foreign issuers who list their shares directly on U.S. exchanges.

DEPOSITARY RECEIPTS

Each ProFund VP may invest in Depositary Receipts (“DRs”). For many foreign securities, U.S. dollar denominated DRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. DRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. DRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in DRs rather than directly in foreign issuers’ stock, the ProFunds VP can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many DRs. The information available for DRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain DRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

The ProFunds VP may invest in both sponsored and unsponsored DRs. Unsponsored DR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for sponsored DRs, and the prices of unsponsored DRs may be more volatile than if such instruments were sponsored by the issuer.

Types of DR’s include American Depositary Receipts (ADRs), Global Depositary Receipts and New York Shares. ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. NYSs (or “direct shares”) are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the

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Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations’ exchanges. Each ProFund VP may also invest in and ordinary shares of foreign issuers traded directly on U.S. exchanges.

U.S. GOVERNMENT SECURITIES

Each ProFund VP also may invest in U.S. government securities in pursuit of their investment objectives, as “cover” for the investment techniques these ProFunds VP employ, or for liquidity purposes.

U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Yields on U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund VP’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund VP’s portfolio investments in these securities.

DEBT INSTRUMENTS

Below is a description of various types of money market instruments and other debt instruments that the ProFunds VP may utilize for investment purposes, as “cover” for other investment techniques these ProFunds VP employ, or for liquidity purposes. Other types of money market instruments may become available that are similar to those described below and in which the ProFunds VP also may invest if consistent with its investment goal and policies.

Money market instruments include short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, CDs, time deposits, bankers’ acceptances, and other short-term liquid instruments.

The ProFunds VP may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. The ProFunds VP also may invest in money market instruments issued by supranational organizations such as the World Bank (chartered to finance development projects in member countries), the European Union (a fifteen-nation organization engaged in

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cooperative economic and other activities), the European Coal and Steel Community (an economic union of various European nations’ steel and coal industries), and the Asian Development Bank (an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions).

Floating and Variable Rate Notes

Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in a ProFund VP’s portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note’s price. While this feature helps protect against a decline in the note’s market price when interest rates rise, it lowers a ProFund VP’s income when interest rates fall. Of course, a ProFund VP’s income from its floating and variable rate investments also may increase if interest rates rise.

Commercial Paper

Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs.

Financial Services Obligations

Under normal market conditions, each ProFund VP may invest up to 25% of its net assets in obligations issued by companies in the financial services industry, including U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks. These obligations may include:

Certificates of deposit (CDs) - CDs represent an obligation of a bank or a foreign branch of a bank to repay funds deposited with it for a specified period of time plus interest at a stated rate.

Time deposits - Time deposits are non-negotiable deposits held in a banking institution for a specified time at a stated interest rate.

Bankers’ acceptances - Bankers’ acceptances are short-term credit instruments frequently used in international trade transactions. They represent a guarantee by a bank to pay a customer’s draft up to a stated amount and for a specified time. Both the bank and the customer may be liable for its payment at maturity.

Each ProFund VP will not invest more than 5% of its total assets in obligations of any one foreign bank.

U.S. banks are subject to a substantial body of federal and/or state law and regulation designed to promote financial soundness. Most are insured by the Federal Deposit Insurance Corporation (“FDIC”), although this insurance may not be of great benefit to a ProFund VP depending on the amount of a bank’s obligations that the Fund holds. Foreign banks and foreign branches of U.S. banks, however, may not be subject to the same laws and regulations as U.S. banks and may involve additional risks. These risks include foreign economic and political developments, foreign government restrictions that may adversely affect payment of principal and interest, foreign exchange controls, and foreign withholding and other taxes on interest income. Foreign banks and foreign branches of U.S. banks may not be subject to the same requirements as U.S. banks with respect to mandatory reserves, loan limitations and accounting, auditing, and financial recordkeeping. In addition, less information may be publicly available about a foreign branch of a U.S. bank or a foreign bank than a U.S. bank.

U.S. branches of foreign banks may be subject to some federal and/or state regulation, but typically not to the same extent as U.S. banks. A U.S. branch of a foreign bank with assets over $1 billion may be subject to federal and/or state reserve requirements and may be required to pledge or maintain a certain amount of its assets equal to a percentage of its liabilities with a regulator or with a state. The FDIC may not, however, insure the deposits of branches licensed by states. Obligations of U.S. branches of foreign banks also may be limited by government action in the country in which the foreign bank is headquartered.

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Asset-Backed Securities

Each ProFund VP may invest in certain types of asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Performance Indexed Paper

Performance indexed paper (“PIPs(SM)”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Convertible Securities

Each ProFund VP may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Fixed-Income Securities

Each ProFund VP may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.

Each ProFund VP may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in kind securities, and strips. Investment grade corporate bonds are those rated BBB or better by S&P or Baa or better by Moody’s. Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have

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speculative characteristics. See Appendix A for a description of corporate bond ratings. Each ProFund VP may also invest in unrated securities.

Junk Bonds - “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit each ProFund VP’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. Each ProFund VP will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting each Fund’s investment objective.

Corporate Debt Securities - Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid-and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a ProFund VP could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Zero-Coupon Securities - Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the

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issuer’s perceived credit quality. If the issuer defaults, each ProFund VP may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause a ProFund VP to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Payment-In-Kind Securities and STRIPS—Payment-in-kind securities allow the issuer, at its option, to make current interest payments on the bonds either in cash or in bonds. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though such securities do not pay current interest in cash, each ProFund VP nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. Thus, a ProFund VP could be required at times to liquidate other investments to satisfy distribution requirements. Each Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

Unrated Debt Securities – Each ProFund VP may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. Each ProFund VP may invest in mortgage-backed securities, as “cover” for the investment management techniques these ProFunds VP employ. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”).

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Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. Each ProFund VP will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The Funds will only invest in SMBS whose mortgage assets are U.S. Government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each ProFund VP may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and each ProFund VP invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a ProFund VP may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Municipal Obligations

Each ProFund VP may invest in municipal obligations. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded over the counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable each Fund to demand payment from the issuer or a financial intermediary on short notice.

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REPURCHASE AGREEMENTS

The ProFunds VP also may enter into repurchase agreements with financial institutions in pursuit of their investment objectives, as “cover” for the investment techniques the ProFunds VP employ, or for liquidity purposes. Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds VP follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms which is a party to a repurchase agreement with the ProFunds VP will be monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds VP not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the ProFund VP, amounts to more than 15% of the ProFund VP’s total net assets. The investments of each of the ProFunds VP in repurchase agreements at times may be substantial when, in the view of the Advisor and, liquidity, investment, regulatory, or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

The ProFunds VP may use reverse repurchase agreements as part of each ProFund VP’s investment strategy. Reverse repurchase agreements involve sales by a ProFund VP of portfolio assets concurrently with an agreement by the ProFund VP to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the ProFund VP can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the ProFund VP will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the ProFund VP of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the ProFund VP intends to use the reverse repurchase technique only when it will be to the ProFund VP’s advantage to do so. The ProFunds VP will segregate with their custodian bank cash or liquid instruments equal in value to the ProFund VP’s obligations in respect of reverse repurchase agreements.

CASH RESERVES

To seek its investment objective, as a cash reserve, for liquidity purposes, or as “cover” for positions it has taken, each ProFund VP may invest all or part of the ProFund VP’s assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or collateralized repurchase agreements.

BORROWING

The ProFunds VP may borrow money for cash management purposes or investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of a ProFund VP’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the ProFund VP will fluctuate more when the ProFund VP is leveraging its investments than would otherwise be the case. Inverse ProFunds VP will do the opposite. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund VP might have to sell

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portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

As required by the 1940 Act, a ProFund VP must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a ProFund VP’s assets should fail to meet this 300% coverage test, the ProFund VP, within three days (not including weekends and holidays), will reduce the amount of the ProFund VP’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the ProFunds VP are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each ProFund VP’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds VP are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

Each ProFund VP may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a ProFund VP “covers” its repurchase obligations as described above in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that ProFund VP.

LENDING OF PORTFOLIO SECURITIES

Subject to the investment restrictions set forth below, a ProFund VP may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the ProFund VP and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending ProFund VP any income accruing thereon, and the ProFund VP may invest the cash collateral in portfolio securities, thereby earning additional income. A ProFund VP will not lend more than 33 1/3% of the value of the ProFund VP’s total assets. Loans would be subject to termination by the lending ProFund VP on four business days’ notice, or by the borrower on one day’s notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending ProFund VP and that ProFund VP’s shareholders. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. A ProFund VP may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each ProFund VP, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund VP makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund VP will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund VP’s net asset value. A ProFund VP will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the ProFund VP’s net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

The Trust will segregate with the Trust’s custodian bank cash or liquid instruments equal to or greater in value than the ProFund VP’s purchase commitments for such when-issued or delayed-delivery securities, or the Trust does not believe that a ProFund VP’s net asset value or income will be adversely affected by the ProFund VP’s purchase of securities on a when-issued or delayed delivery basis.

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INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each ProFund VP may invest in the securities of other investment companies, including exchange traded funds, to the extent that such an investment would be consistent with the requirements of the 1940 Act. If a ProFund VP invests in, and, thus, is a shareholder of, another investment company, the ProFund VP’s shareholders will indirectly bear the ProFund VP’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund VP to the ProFund VP ‘s own investment adviser and the other expenses that the ProFund VP bears directly in connection with the ProFund VP’s own operations.

REAL ESTATE INVESTMENT TRUSTS

The ProFunds VP may invest in real estate investment trusts (“REITS”). Equity REITS invest primarily in real property while mortgage REITS make construction, development and long term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trust, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITS are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exempt status under the 1940 Act.

ILLIQUID SECURITIES

Each ProFund VP may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but which can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund VP will not invest more than 15% of the ProFund VP’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund VP has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the “Commission” or “SEC”), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The ProFund VP may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on net asset value.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund VP may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees of ProFunds has delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a ProFund VP to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund VP’s liquidity.

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PORTFOLIO TURNOVER

The nature of the ProFunds VP will cause the ProFunds VP to experience substantial portfolio turnover. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses which would be borne by the ProFunds VP. In addition, a ProFund VP’s portfolio turnover level may adversely affect the ability of the ProFund VP to achieve its investment objective. Because each ProFund VP’s portfolio turnover rate, to a great extent, will depend on the purchase and redemption activity of the ProFund VP’s investors, it is difficult to estimate what the ProFund VP’s actual portfolio turnover rate will be in the future. ProFunds expects, however, that the portfolio turnover experienced by the ProFunds will be substantial. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the ProFunds VP invest, are excluded from the calculation of portfolio turnover rate.

SPECIAL CONSIDERATIONS

To the extent discussed above and in the Prospectus, the ProFunds VP present certain risks, some of which are further described below.

CORRELATION AND TRACKING. Several factors may affect the ability of the ProFunds VP to achieve correlation with their benchmarks. Among these factors are: (1) a ProFund VP’s expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by that ProFund VP; (2) less than all of the securities in the index underlying a ProFund VP’s benchmark being held by a ProFund VP and/or securities not included in the index being held by a ProFund VP; (3) an imperfect correlation between the performance of instruments held by a ProFund VP, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a ProFund VP’s share prices being rounded to the nearest cent; (7) changes to the index underlying a benchmark; (8) the need to conform a ProFund VP’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) actual purchases and sales of the shares of a ProFund VP may differ from estimated transactions reported prior to the time share prices are calculated; (10) limit up or limit down trading halts on options or futures contracts which may prevent a ProFund VP from purchasing or selling options or futures contracts; (11) early and unanticipated closings of the markets on which the holdings of a ProFund VP trade, resulting in the inability of the ProFund VP to execute intended portfolio transactions; and (12) fluctuations in currency exchange rates. While a close correlation of any ProFund VP to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the net asset value of the shares of a ProFund VP may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

LEVERAGE. The ProFunds VP employ leverage as a principal investment strategy and all of the ProFunds VP may borrow or use other forms of leverage for investment purposes. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a ProFund VP achieves the right to a return on a capital base that exceeds the amount the ProFund VP has invested. Leverage creates the potential for greater gains to shareholders of these ProFunds VP during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the net asset values of these ProFunds VP’s shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund VP to pay interest which would decrease the ProFund VP’s total return to shareholders. If these ProFunds VP achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these ProFunds VP not been leveraged.

NON-DIVERSIFIED STATUS. Each ProFund VP is a “non-diversified” series and is considered “non-diversified” because a relatively high percentage of the ProFund VP’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. A ProFund VP’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. A ProFund VP’s classification as a “non-diversified” investment company means that the proportion of the ProFund VP’s assets that may be invested in

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the securities of a single issuer is not limited by the 1940 Act. Each ProFund VP, however, intends to seek to qualify as a “regulated investment company” for purposes of the Internal Revenue Code, which imposes diversification requirements on these ProFunds VP that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act.

INVESTMENT RESTRICTIONS

Each ProFund VP has adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a “majority” of the outstanding shares of a ProFund VP, as that term is defined in the 1940 Act. The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the series present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund VP are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the series. (All policies of a ProFund VP not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund VP.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

A ProFund VP may not:

(i)	Make investments for the purpose of exercising control or management.

(ii)	Purchase or sell real estate, except that, to the extent permitted by applicable law, the ProFunds VP may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, including REITS.

(iii)	Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the ProFund VP may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

(iv)	Issue senior securities to the extent such issuance would violate applicable law.

(v)	Borrow money, except that the ProFund VP (i) may borrow from banks (as defined in the Investment Company Act of 1940) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. A ProFund VP may not pledge its assets other than to secure such borrowings or, to the extent permitted by the investment policies of the ProFund VP as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(vi)	Underwrite securities of other issuers, except insofar as the ProFund VP technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

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(vii)	Purchase or sell commodities or contracts on commodities, except to the extent the ProFund VP may do so in accordance with applicable law and the ProFund VP’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

Each ProFund VP may concentrate its investment in the securities of companies engaged in a single industry or group of industries to approximately the same extent as its benchmark index and in accordance with its investment objective and policies as disclosed in the Prospectus and Statement of Additional Information. Each ProFund VP may invest more than 25% of its total assets in the securities of issuers in a group of industries to approximately the same extent as its benchmark index. For purposes of determining whether the ProFunds VP are concentrated in an industry or group of industries, the Trust uses the industry sub-group classifications provided by Bloomberg, L.P.

DETERMINATION OF NET ASSET VALUE

The net asset values of the shares of the ProFunds VP are determined as of the close of business of the NYSE (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE is open for business (see Prospectus for applicable holiday closings).

To the extent that portfolio securities of a ProFund VP are traded in other markets on days when the ProFund VP’s principal trading market(s) is closed, the value of a ProFund VP’s shares may be affected on days when investors do not have access to the ProFund VP to purchase or redeem shares.

The net asset value per share of a ProFund VP serves as the basis for the purchase and redemption price of its shares. The net asset value per share of a ProFund VP is calculated by dividing the market value of the ProFund VP’s assets, less all liabilities attributed to the ProFund VP, by the number of outstanding shares of the ProFund VP.

The securities in the portfolio of a ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ/NMS, are valued at the closing price, if available, on the exchange or market where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the closing price, if applicable, or at such other price that the Advisor deems appropriate. Securities regularly traded in the OTC markets (for example, certain equity securities, fixed income securities, non-exchange-listed foreign securities and certain derivative instruments), including securities listed on an exchange but that are primarily traded OTC other than those traded on the NASDAQ Stock Market, are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time as of which the net asset value per share of a ProFund VP is determined. If there was no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund VP determines its net asset value unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund VP will be valued at the last bid quote (if purchased by a ProFund VP) or the last asked quote (if sold by a ProFund VP) prior that time at which a ProFund VP calculates net asset value. Alternatively if there was no sale on that day, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain derivatives is performed using procedures approved by the Board of Trustees.

When the Advisor determines that the price of a security is not readily available, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is

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principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the ProFunds VP, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the ProFunds VP may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), and the rules and regulations thereunder. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. The Advisor may serve as an investment manager to a number of clients, including other investment companies, private accounts or funds. The Advisor may place a combined order for two or more accounts it manages, including a ProFund VP, engaged in the purchase or sale of the same security or instrument. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the ProFunds VP and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the ProFunds VP and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the ProFunds VP and the other client accounts.

The policy of each ProFund VP regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy of each ProFund VP is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each ProFund VP believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the ProFund VP and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

In seeking to implement the policies of the ProFunds VP, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the ProFund VP or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Advisor, for the additional services.

The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor’s other clients and may not in all cases benefit a ProFund VP directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor’s expenses, this information and these services are of indeterminable value and the management

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fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

The nature of the ProFunds VP may cause the ProFunds VP to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of the ProFunds VP investors.

In accordance with Rule 12b-1(h) under the 1940 Act, the Advisor will not enter into any agreement or other understanding – whether written or oral – under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a ProFunds VP’s shares. Therefore, in selecting brokers to effect transactions in ProFunds VP portfolio securities, the Advisor may not consider the broker’s promotional or sales efforts.

In accordance with Rule 12b-1(h), the Advisor may direct portfolio securities transactions to a broker to execute, clear or settle transactions in portfolio securities when such broker also promotes or sells shares issued by a ProFunds VP, because the ProFunds VP have implemented policies and procedures that are reasonably designed to prevent (i) the persons responsible for selecting broker-dealers to effect transactions in fund portfolio securities transactions from taking into account, in making those decisions, broker-dealers’ promotional or sales efforts and (ii) the ProFunds VP, the Advisor and the Distributor from entering into any agreement or other understanding under which the ProFunds VP direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of the fund shares.

The Trust is required to identify securities of its “regular brokers or dealers” held by a ProFund VP at the end of its most recently completed fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amount of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amount of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares.

Regular brokers or dealers have not been identified for ProFunds VP because they were not open for investment as of December 31, 2004.

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MANAGEMENT OF PROFUNDS

Trustees and Officers

Board of Trustees

Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations.

Trustees

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	Directorship Search Group, Inc. (Executive Recruitment): President (2004 to present); Managing Director (March 1993 to 2004)	ProFunds (114) Access One Trust (4)	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President (January 2001 to Present); Delancey Investment Group, Inc. (Real Estate Development): Vice President (May 1996 to December 2000)	ProFunds (114) Access One Trust (4)	AMC Delancey Group, Inc.

Interested Trustee

Michael L. Sapir* 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present)	ProFunds (114) Access One Trust (4)	None

*	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with, and ownership interest in, the Advisor.

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Executive Officers

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael L. Sapir 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Chairman	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present).

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000	President	Indefinite; February 2003 to present	President of the Advisor (May 1997 to present).

Bethesda, MD 20814 Birth Date: 8/62	Secretary	April 1997 to February 2003

Victor M. Frye 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present); Counsel, Compliance Officer and Assistant Secretary – Calvert Group, Ltd. from January 1999 until October 2002.

Marc R. Bryant 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 2/66	Secretary	Indefinite; February 2003 to present	Vice President and Chief Legal Counsel of the Advisor (July 2001 to present); GE Investment Management Inc.: Vice President and Associate General Counsel (April 1998 to June 2001); Kirkpatrick & Lockhart LLP: Attorney (Prior to April 1998).

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/71	Treasurer	Indefinite; June 2002 to present	BISYS Fund Services: Vice President of Financial Services (April 2002 to present); KPMG LLP: Senior Manager (August 1993 to March 2002).

John Danko 60 State Street Boston, MA 02109 Birth Date: 4/67	Vice President	Indefinite; August 1999 to present	BISYS Fund Services: Director of Client Services (February 1997 to present).

Audit Committee

The Board of Trustees has an Audit Committee, whose function is to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls, and to oversee the quality and objectivity of the Trust’s financial statements and the audit thereof. The Audit Committee currently consists of Messrs. Reynolds and Wachs. The Audit Committee held two meetings during the fiscal year ended December 31, 2004.

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Listed below for each Trustee is a dollar range of securities beneficially owned in the ProFunds VP, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2004.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Russell S. Reynolds, III	None	None
Michael C. Wachs	None	None

Interested Trustee
Michael L. Sapir	None	$10,001-$50,000

As of the date of this SAI, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any ProFund VP.

No independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the ProFunds VP, and any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the ProFunds VP (not including registered investment companies) as of December 31, 2004.

No independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the principal underwriter of the ProFunds VP, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the ProFunds VP (not including registered investment companies) during the two most recently completed calendar years.

No independent Trustee, or an immediate family member thereof, during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

•	the Trust;

•	an officer of the Trust;

•	an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds VP or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds VP;

•	an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds VP or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds VP;

•	the Advisor or the principal underwriter of the ProFunds VP,

•	an officer of the Advisor or the principal underwriter of the ProFunds VP;

•	a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds VP; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds VP.

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Trustee Compensation

For the fiscal year ended December 31, 2004, the Trust paid the following compensation to the Trustees of the Trust:

Name of Person, Position	Aggregate Compensation From Trust*	Pension or Retirement Benefits Accrued as Part of Trust Expenses**	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
Russell S. Reynolds, III, Trustee	$20,500	$0	$0	$20,500
Michael C. Wachs, Trustee	$20,500	$0	$0	$20,500

Interested Trustee
Michael L. Sapir, Trustee, Chairman and President	$0	$0	$0	$0

*	Prior to January 1, 2004, the Trust paid each Trustee who is not an employee of the Advisor or its affiliates $2,500 for attendance at each regular meeting of the Board of Trustees and $500 for attendance at each special meeting of the Board of Trustees. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. Effective January 1, 2004, each Trustee who is not an employee of the Advisor or its affiliates shall be entitled to compensation for his services as Trustee at the rate of (i) $10,000 per year; (ii) an additional $2,500 for each Board meeting attended by him in person, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at such meetings; (iii) $1,500 per special meeting attended by him in person; and (iv) an additional $500 per each board meeting participated in by him via telephone. Effective January 1, 2005, the Trust, together with other funds in the Fund Complex advised by the Advisor for which a Trustee serves as director or trustee pays each Independent Trustee compensation for his services as Trustee at the annual rate of $35,000. Trustees who are also officers or affiliated persons receive no remuneration from the Trust for their services as Trustees. The Trust’s officers, other than the Chief Compliance Officer, receive no compensation directly from the trust for performing the duties of their offices.

**	The Trust does not accrue pension or retirement benefits as part of each ProFund VP’s expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

PROFUND ADVISORS LLC

Under an investment advisory agreement between the Trust, on behalf of each ProFund VP, and the Advisor dated October, 1997 and most recently amended and restated as of December 157, 2004 (the “Agreement” or “Advisory Agreement”), each ProFund VP pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds VP, in accordance with the investment objectives, policies, and limitations of the ProFund VP, subject to the general supervision and control of Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services. The advisor has managed the ProFunds since their inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose members are Michael L. Sapir, Louis M. Mayberg and William E. Seale, Ph.D. who may be deemed to control the Advisor. The Advisor’s address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

The Board last approved the Advisory Agreement at a meeting held on December 15, 2004. In determining whether it was appropriate to approve the Advisory Agreement on behalf of the Funds, the Board requested information or otherwise previously received information provided by the Advisor, that it believed to be reasonably necessary to reach its conclusion, including: (i) the Advisory Agreement; (ii) the Advisor’s Form ADV; (iii) biographies of employees primarily responsible for providing investment advisory services; (iv) detailed comparative industry fee data; and (v) information regarding brokerage allocation and best execution. The Board also received information regarding the Advisor’s practices in monitoring the Funds’ compliance with regulatory requirements and Trust procedures.

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The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. The Trustees decided to approve the Advisory Agreement on the basis of the following considerations, among others:

•	The fairness and reasonableness of the investment advisory fee payable to ProFund Advisors under the Advisory Agreement in light of the investment advisory services provided, the costs of these services and the comparability of the fees paid to fees paid by other investment companies including investment companies offering services similar in nature and extent to the Funds;

•	The nature, quality and extent of the investment advisory services provided by ProFund Advisors, in light of the high quality services provided by ProFund Advisors in its management of the ProFunds and the ProFunds’ historic performance, including the success of the ProFunds in tracking benchmarks and achieving stated investment objectives;

•	The Advisor’s entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of ProFund Advisor’s assets to the successful operation of the Funds;

•	The Advisor’s representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience; and

•	The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of ProFund Advisors.

In light of the above considerations and such other factors and information it considered relevant, the Board unanimously determined that the Advisory Agreement was consistent with the best interests of the Funds and its shareholders.

The Advisor may pay, out of its own assets and at no cost to the Funds, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of the Funds’ shares.

During the fiscal year ended December 31, 2004, the ProFunds VP had not commenced operations.

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CODES OF ETHICS

The Trust, the Advisor, and ProFunds Distributors, Inc. (the “Distributor”) each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ProFunds VP. There can be no assurance that the codes will be effective in preventing such activities. The Codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by a ProFund VP; however, such transactions are reported on a regular basis. Advisor personnel subject to the Advisor’s code are also required to report transactions in registered open-end investment companies advised or sub-adviser by the Advisor. The Codes are on file with the SEC and are available to the public.

PROXY VOTING POLICY AND PROCEDURES

Background

The Trust’s Board of Trustees (the “Board”) has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ProFunds, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Proxy Oversight Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor’s Compliance, Legal and Portfolio Management Departments, and chaired by the Advisor’s Chief Compliance Officer. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors - considering factors such as director qualifications, term of office, age limits.

•	Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors - considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses - considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses - considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues – considering factors such as confidential voting and equal access.

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•	Capital Structure - considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting – considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues – considering factors such as social and environmental issues as well as labor issues.

A full description of each guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the Advisor and its clients. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, or research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor for potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the ProFunds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004 is available (1) without charge, upon request, by calling the Advisor at 888-776-1972, (2) on the ProFunds website, and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS.

A complete schedule of each ProFund VP’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of each fiscal quarter. Portfolio holdings information may be made available prior to its public availability (“Non-Standard Disclosure”) as frequently as daily to the ProFund VP’s service providers (BISYS Fund Services, UMB Bank, N.A., ProFunds Distributors, Inc.) and as frequently as weekly to certain non-service providers (including rating agencies, consultants and other qualified financial professionals for such purposes as analyzing and ranking the ProFunds VP or performing due diligence and asset allocation). A recipient of Non-Standard Disclosure must sign a confidentiality agreement in which the recipient agrees that the information will be kept confidential, be used only for a legitimate business purpose and not be used for trading. Recipients are required to have systems and procedures in place to ensure that the confidentiality agreement will be honored. Neither the ProFunds VP nor the Advisor may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

Non-Standard Disclosure may be authorized by the ProFunds VP’s Chief Compliance Officer, or in his absence, any other authorized officer of the Trust, if he determines that such disclosure is in the best interests of the Fund’s shareholders, no conflict exists between the interests of a ProFund VP’s shareholders and those of the Advisor or Distributor, such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The length of lag, if any, between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The Board of Trustees has adopted a Portfolio Holdings Disclosure Policy and will review the Policy annually. As of the date of this SAI, the Trust has ongoing arrangements with the following entities to provide information about the Funds’ portfolio securities and does not pay compensation to any party in connection with such arrangement:

Bloomberg

Morningstar

Thomson

Lipper

S&P

ICI

Mutual Fund Database/Valueline

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ADMINISTRATOR, TRANSFER AGENT and FUND ACCOUNTING AGENT

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (“BISYS”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of The BISYS Group, Inc., and an affiliate of the Distributor. BISYS acts as Administrator to the ProFunds VP. The Administrator provides ProFunds VP with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by ProFunds VP under Federal and state securities laws. The Administrator also maintains the shareholder account records for ProFunds VP, distributes dividends and distributions payable by the ProFunds VP, and produces statements with respect to account activity for the ProFunds VP and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to ProFunds VP; each ProFund VP reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the ProFunds VP under the service agreement.

The Trust, as of January 1, 2004, pays BISYS an annual fee, for its services as Administrator, based on the aggregate average net assets of all series of the Trust. This fee ranges from 0.05% of the Trust’s average monthly net assets up to $2 billion to 0.005% of the Trust’s average monthly net assets in excess of $10 billion on an annual basis. Prior to January 1, 2004, the Trust paid BISYS a fee ranging from 0.05% of aggregate average monthly net assets of $0 to $2 billion to 0.02% of aggregate average monthly net assets of $10 billion and over, on an annual basis.

BISYS Funds Services, Inc. (“BFSI”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an affiliate of BISYS and the Distributor. BFSI acts as fund accounting agent for each series of the Trust. The Trust, as of January 1, 2004, pays BFSI an annual base fee, plus asset based fees, for its services as fund accounting agent. The asset based fees range from 0.10% of the Trust’s average monthly net assets up to $1 billion to 0.00375% of the Trust’s average monthly net assets in excess of $10 billion, on an annual basis. Prior to January 1, 2004, the Trust paid BISYS a fee ranging from 0.10% of average monthly

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net assets up to $1 billion to 0.0075% of average monthly net assets in excess of $5 billion, on an annual basis. Fees paid were subject to certain minimums. BFSI also acts as transfer agent for each series of the Trust, for which BFSI receives additional fees.

During the fiscal year ended December 31, 2004, the ProFunds VP had not commenced operations.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds VP and, in general, assists the Board of Trustees of the Trust in all aspects of the administration and operation of the ProFunds VP. Other duties and services performed by the Advisor under the Management Services Agreement include, but are not limited to, negotiating contractual agreements, recommending and monitoring service providers, preparing reports for the Board of Trustees regarding service providers and other matters requested by the Board, providing information to financial intermediaries, and making available employees of the Advisor to serve as officers and Trustees of the Trust.

The Trust’s Board of Trustees reviews and approves the Management Services Agreement on an annual basis considering a variety of factors:

•	the fairness and reasonableness of the fees and the profitability of the Advisor’s relationship with the ProFunds VP,

•	the quality of the services provided,

•	the knowledge and expertise of the Advisor’s staff,

•	the Advisor’s overall reputation, resources and staffing; and

•	other factors deemed relevant at the time of approval for the Agreement.

For these services, the ProFunds VP pay to ProFunds Advisors LLC a fee at the annual rate of 0.75% of its average daily net assets.

During the fiscal year ended December 31, 2004, the ProFunds VP had not commenced operations.

CUSTODIAN

UMB Bank, N.A. acts as custodian to the ProFunds VP. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri, 64106.

For each of the ProFunds VP, the custodian, among other things, maintains a custody account or accounts in the name of each ProFund VP; receives and delivers all assets for each ProFund VP upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each ProFund VP and pays all expenses of the ProFunds VP. For its services, the custodian receives an asset-based fee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers serves as the independent registered public accounting firm to the ProFunds VP. PricewaterhouseCoopers provides audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings. PricewaterhouseCoopers is located at 100 East Broad Street, Columbus, Ohio 43215.

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LEGAL COUNSEL

Ropes & Gray LLP serves as counsel to the Trust. The firm’s address is One International Place, Boston, MA 02110.

DISTRIBUTOR

ProFunds Distributors, Inc., an affiliate of BISYS, serves as the distributor and principal underwriter in all fifty states and the District of Columbia and offers shares of ProFunds VP on a continuous basis. ProFunds Distributors, Inc. receives no compensation from the ProFunds VP for serving as distributor, other than amounts received pursuant to the Distribution (12b-1) Plan. ProFunds Distributors, Inc.’s address is 100 Summer Street, Suite 1500, Boston, MA 02110.

DISTRIBUTION (12b-1) PLAN

Pursuant to a 12b-1 Plan (“Distribution Plan”), the ProFunds VP may reimburse or compensate financial intermediaries from their assets for services rendered and expenses borne in connection with activities primarily intended to result in the sale of shares of the ProFunds VP. It is anticipated that a portion of the amounts paid by the ProFunds VP will be used to defray various costs incurred in connection with the printing and mailing of prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of the shares. The ProFunds VP also may reimburse or compensate financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the shares of the ProFunds VP.

The Distribution Plan provides that the Trust, on behalf of each ProFund VP, will pay annually up to 0.25% of the average daily net assets of a ProFund VP in respect of activities primarily intended to result in the sale of its shares. Under the terms of the Distribution Plan and related agreements, each ProFund VP is authorized to make quarterly payments that may be used to reimburse or compensate entities providing distribution services with respect to the shares of the ProFund VP for such entities’ fees or expenses incurred or paid in that regard.

The Distribution Plan is of a type known as a “compensation” plan because payments may be made for services rendered to the ProFunds VP regardless of the level of expenditures by the financial intermediaries. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan in connection with their annual consideration of the Distribution Plan’s renewal. Expenditures under the Distribution Plan may include, without limitation: (a) the printing and mailing of ProFunds VP prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective investors; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the ProFunds VP; (c) holding seminars and sales meetings designed to promote the distribution of the ProFunds VP shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding the investment objectives and policies and other information about the ProFunds VP, including the performance of the ProFunds VP; (e) training sales personnel regarding the ProFunds VP; and (f) financing any other activity that is primarily intended to result in the sale of shares of the ProFunds VP. In addition, a financial intermediary may enter into an agreement with the Trust under which it would be entitled to receive compensation for, among other things, making the ProFunds VP available to its contract owners as a funding vehicle for variable insurance contracts.

The Distribution Plan and any related agreement that is entered into by the Trust in connection with the Distribution Plan will continue from year-to-year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust’s Board of Trustees, and of a majority of the Trustees who are not “interested persons” of the Trust and who have no financial interest in the operation of the Distribution Plan or any related agreement (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Distribution Plan or any related agreement, as applicable. In addition, the Distribution Plan and any related agreement may be terminated as to a ProFund VP at any time, without penalty, by vote of a majority of the outstanding shares of the ProFund VP or by vote of a majority of the Independent Trustees. The Distribution Plan also provides that it may not be amended to increase materially the amount (up to 0.25% of average daily net assets annually) that may be spent for distribution of shares of the ProFund VP without the approval of shareholders of the ProFund VP.

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During the fiscal year ended December 31, 2004, the ProFunds VP had not commenced operations.

ADMINISTRATIVE SERVICES

The Trust, on behalf of the ProFunds VP, may enter into administrative services agreements with insurance companies pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. These services may include, but are not limited to: coordinating matters relating to the operation of an insurer’s separate account with the ProFunds VP, including necessary coordination with other service providers; coordinating the preparation of necessary documents to be submitted to regulatory authorities; providing assistance to variable contract owners who use or intend to use the ProFunds VP as funding vehicles for their variable contracts; coordinating with the Advisor regarding investment limitations and parameters to which the ProFunds VP are subject; generally assisting with compliance with applicable regulatory requirements, responding to ministerial inquiries concerning the ProFund VP’s investment objectives, investment programs, policies and performance; transmitting, on behalf of the ProFunds VP, proxy statements, annual reports, updated prospectuses, and other communications regarding the ProFunds VP; and providing any related services as the ProFunds VP or their investors may reasonably request. Because of the relatively higher volume of transactions in ProFunds VP, generally, ProFunds VP are authorized to pay higher administrative service fees that might be the case for more traditional mutual funds. To the extent any of these fees are paid by the ProFunds VP they are included in the amount appearing opposite the caption “Other Expenses” under “Annual Fund Operating Expenses” in the expense tables contained in the prospectus. In addition, the Advisor or Distributor may compensate such financial intermediaries or their agents directly or indirectly for such services. Compensation paid by the Advisor or Distributor out of their own resources for such services is not reflected in the fees and expenses outlined in the fee table for each ProFund VP.

For these services, the Trust may pay each insurer a quarterly fee equal on an annual basis to up to 0.50% of the average daily net assets of each ProFund VP that are invested in such ProFund VP through the insurer’s separate account, or an annual fee that may vary depending upon the number of investors that utilize the ProFunds VP as the funding medium for their contracts. The insurance company may impose other account or service charges. See the prospectus for the separate account of the insurance company for additional information regarding such charges.

For the fiscal year ended December 31, 2004, the Advisor did not pay, out of its own assets, any amounts associated with administrative services for the ProFunds VP.

COSTS AND EXPENSES

Each ProFund VP bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund VP expenses include, without limitation: the investment advisory fee, management services fee; administrative and transfer agency and shareholder servicing fees; custodian and accounting fees and expenses, brokerage and transaction fees, legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and independent Trustees’ fees and expenses.

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

ProFunds (the “Trust”) is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. Other separate series may be added in the future.

All shares of the ProFunds VP are freely transferable. The Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a

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matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds’ VP shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any ProFund VP’s shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the ProFunds VP itself would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a ProFund VP does not grow to a size to permit it to be economically viable, the ProFund VP may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

CAPITALIZATION

As of February 7, 2005, no person owned of record, or to the knowledge of management beneficially owned, five percent or more of the outstanding shares of a ProFund VP.

A shareholder who beneficially owns, directly or indirectly, more than 25% of the voting securities of a ProFund VP may be deemed a “control person” (as defined in the 1940 Act) of the ProFund VP and may be able to determine the outcome of any matter submitted for shareholder consideration with respect to that ProFund VP.

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TAXATION

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the ownership of shares in the ProFunds VP by life insurance companies for the purpose of funding variable life insurance policies. This discussion does not purport to be complete or to deal with all aspects of federal income taxation. It deals only with the status of the ProFunds VP as regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and the application of the diversification rules of Section 817(h) of the Code. This discussion is based upon the present provisions the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.

The discussion below is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

For information concerning the federal income tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a ProFund VP, no attempt is made here to particularly describe the tax aspects of an investment in such a ProFund VP.

Each of the ProFunds VP intends to qualify each year as a RIC under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Accordingly, each ProFund VP generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the assets of the ProFund VP is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the total assets of the ProFund VP and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

As a RIC, a ProFund VP generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the ProFund VP’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each ProFund VP intends to distribute substantially all of such income.

If a ProFund VP failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the ProFund VP would fail to satisfy the diversification requirements of Section 817(h) of the Code described below, with the result that the Contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the ProFund VP could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

As described in the Prospectus, the ProFund VP currently intends to achieve its investment objective of obtaining daily investment results, before fees and expenses, that correspond to the daily performance of the US Dollar Index® by taking positions directly in foreign currencies and/or in financial instruments, including, among other instruments, futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices, and cash investments in debt or money market instruments covering such positions. As described above, at least 90% of the ProFund VP’s gross income for each taxable year must be Qualifying Income. The Code grants the Secretary of the Treasury the right to issue tax

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regulations that would exclude income and gains from direct investments in foreign currencies from treatment as Qualifying Income in cases where the foreign currency gains are not directly related to the company’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities). In light of this grant of regulatory authority, there is no assurance that the Secretary will not issue regulations. Moreover, there is a remote possibility that such regulations may be applied retroactively. If the ProFund VP were to fail to qualify as a regulated investment company in any year, then the ProFund VP would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders) and other adverse consequences as described above.

In addition, the ProFund VP’s investment strategy of investing primarily in financial instruments, including, among other instruments, futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices, and cash investments in debt or money market instruments covering such positions engenders some risk that the ProFund VP might fail to satisfy the Diversification Requirements. There is uncertainty regarding the valuation of such financial instruments for purposes of the Diversification Requirements. Accordingly, it is possible that the method of valuation used by the ProFund VP, pursuant to which it would treat itself as satisfying the Diversification Requirements, would not be accepted in an audit by the Internal Revenue Service, which might apply a different method. If the Internal Revenue Service were to challenge the ProFund VP’s valuation methodology and that challenge were upheld, or if the ProFund VP were otherwise to fail to qualify as a regulated investment company, then the ProFund VP would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders) and other adverse consequences as described above.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the ProFund VP level. The excise tax generally is inapplicable to any regulated investment company whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the ProFund VP in October, November or December of that year with a record date in such a month and paid by the ProFund VP during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Each ProFund VP also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the ProFunds VP by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of the ProFund VP as assets of the related separate account, these regulations are imposed on the assets of the ProFund VP. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the ProFund VP may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a ProFund VP to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

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The Internal Revenue Service has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. A contract holder’s control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. For example, the ProFunds VP are more specific in focus than the investment strategies described in the IRS rulings in which “the ability to choose among broad investment strategies such as stocks, bonds, or money market instruments” was held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. However, the ProFunds VP may not be materially narrower in focus than the investment strategies described in more recent IRS rulings in which strategies,, such as large company stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks and financial services stocks, were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The Regulations proposed by the Treasury Department in the summer of 2004 relating to § 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the ProFund VP, described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as the ProFund VP, and such guidance could affect the treatment of the ProFund VP described herein, including retroactively.

In the event that additional rules or regulations are adopted, there can be no assurance that a ProFund VP will be able to operate as currently described, or that such ProFund VP will not have to change its investment objective or investment policies. A ProFund VP’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the ProFund VP.

Under recently enacted Treasury Regulations, if a shareholder recognizes a loss on a disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting, requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

PERFORMANCE INFORMATION

During the fiscal year ended December 31, 2004, the ProFunds VP had not commenced operations.

TOTAL RETURN CALCULATIONS

From time to time, each of the ProFunds VP may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten-year periods, or for the life of the ProFund VP. Other total return quotations, aggregate or average, over other time periods for the ProFund VP also may be included.

The total return of a ProFund VP for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the ProFund VP from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current net asset value and that all income dividends or capital gains distributions during the period are reinvested in shares of the ProFund VP at net asset value. Total return is based on historical earnings and net asset value fluctuations and is not intended to

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indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the ProFund VP.

Average annual total return quotations for periods in excess of one year are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending redeemable value.

Performance data represents past performance and is not an indication of future results. Because of ongoing market volatility, the performance of a ProFund VP may be subject to substantial short-term changes.

COMPARISONS OF INVESTMENT PERFORMANCE

Performance of a ProFund VP may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of a ProFund VP may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund VP, comparisons of the performance information of the ProFund VP for a given period to the performance of recognized, unmanaged indexes for the same period may be made. Such indexes include, but are not limited to, ones provided by the Board of Trade of the City of New York, Inc., Dow Jones & Company, Standard & Poor’s Corporation, Lipper Analytical Services, Inc., Shearson Lehman Brothers, the National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, and the Nikkei Stock Average and Deutsche Aktienindex, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a ProFund VP’s investment performance. In particular, performance information for the ProFunds VP may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Dow Jones U.S. Index, the Russell 2000 Index and the NASDAQ-100 Index®, among others.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger’s Magazine, Personal Investor, Morningstar, Inc., and similar sources which utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. (“Lipper”), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each ProFund VP also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. In addition, broad-based Lipper groupings may be used for comparison to any of the ProFunds VP.

Further information about the performance of the ProFunds VP will be contained in the ProFunds’ VP annual and semi-annual reports to shareholders, which may be obtained without charge by writing to the ProFunds VP at the address or telephoning the ProFunds VP at the telephone number set forth on the cover page of this SAI.

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Other Information

An index provider’s only relationship to the ProFunds VP, as series of ProFunds is the licensing of certain trademarks and trade names. The index providers have no obligation to take the needs of ProFunds VP or owners of the shares of the ProFunds VP into consideration in determining, composing or calculating the Indices. The index providers are not responsible for and have not participated in the determination or calculation of the equation by which the shares of ProFunds VP are to be converted into cash. The index providers have no obligation or liability in connection with the administration, marketing or trading of ProFunds VP.

The Funds are not sponsored, endorsed, sold or promoted by Board of Trade of the City of New York, Inc. (“NYBOT”). NYBOT makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the NYBOT® U.S. Dollar Index ®, to track market performance of any Funds. NYBOT’s only relationship to Licensee is the commitment to license certain names and marks and of the NYBOT U.S. Dollar Index ®, which is determined, composed and calculated without regard to the Licensee or the Funds. NYBOT has no obligation to take the needs of the Licensee or the owners of the Funds into consideration in determining, composing or calculating the NYBOT U.S. Dollar Index ®. NYBOT is not responsible for and has not participated in any determination or calculation made with respect to the issuance or redemption of the Funds. NYBOT has no obligation or liability in connection with the administration, purchase, sale marketing, promotion or trading of the Funds.

NYBOT DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE NYBOT U.S. DOLLAR INDEX ® OR ANY DATA INCLUDED THEREIN. NYBOT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NYBOT U.S. DOLLAR INDEX ® OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER, IN CONNECTION WITH THE PURCHASE, SALE OR TRADING OF ANY PRODUCT, OR FOR ANY OTHER USE. NYBOT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NYBOT U.S. DOLLAR INDEX ® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYBOT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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FINANCIAL STATEMENTS

No information is presented for the Funds as they had not commenced investment operations as of December 31, 2004.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P’S CORPORATE RATINGS:

AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge”. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE’S CORPORATE BOND RATINGS:

AAA: Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA: Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA (“DBRs”) — BOND AND LONG TERM DEBT RATINGS :

AAA: Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

AA: Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS:

AAA-Prime: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA: High Grade. The price return characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

DESCRIPTION OF S&P’S MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY’S MUNICIPAL NOTE RATINGS:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE’S COMMERCIAL PAPER RATINGS:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF RATINGS SERVICES OF CANADA — COMMERCIAL PAPER AND SHORT-TERM DEBT RATINGS:

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

R-1 (high): Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle): Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low): Short term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2: The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated ‘TBW-1’.

TWB-3: The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TWB-4: The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

AAA: The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.

AA: The second -highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highs category.

A: The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB: The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

BB: While not investment grade, the “BB” rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B: Issues rated “B” show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC: Issues rate “CCC” clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC-“CC”: is applied to issues that are subordinate to other obligations rated “CCC” and are afforded less protection in the event of bankruptcy or reorganization.

D: Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation “local currency.”

A RATING IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.

Part C

Other Information

ITEM 22.	Exhibits

(a)(1)	Certificate of Trust of ProFunds (the “Registrant”) (1)
(a)(2)	First Amended Declaration of Trust of the Registrant (2)
(a)(3)	Form of Establishment and Designation of Series dated February 18, 1998 (5)
(a)(4)	Form of Establishment and Designation of Series dated February 23, 1999 (5)
(a)(5)	Form of Establishment and Designation of Eleven Series dated October 15, 1999 (6)
(a)(6)	Form of Establishment and Designation of Three Series (7)
(a)(7)	Form of Establishment and Designation of Seventeen Series (8)
(a)(8)	Form of Establishment and Designation of Series (9)
(a)(9)	Form of Amended Designation of Series (9)
(a)(10)	Form of Establishment and Designation of Four Series (10)
(a)(11)	Form of Establishment and Designation of Series (11)
(a)(12)	Form of Establishment and Designation of Series (12)
(a)(13)	Form of Amended Designation of Series dated January 22, 2001 (14)
(a)(14)	Form of Amended Designation of Series dated May 1, 2001 (14)
(a)(15)	Form of Establishment and Designation of One Series (14)
(a)(16)	Form of Establishment and Designation of Twelve Series (15)
(a)(17)	Form of Establishment and Designation of Six Series (16)
(a)(18)	Form of Establishment and Designation of Six Series (16)
(a)(19)	Form of Amended Designation of Series dated May 1, 2002 (16)
(a)(20)	Form of Establishment and Designation of Two Series (17)
(a)(21)	Form of Establishment and Designation of Two Series (17)
(a)(22)	Establishment and Designation of Six Series (20)
(a)(23)	Form of Establishment and Designation of Two Series (22)
(a)(24)	Form of Amended Designation of Series (22)
(a)(25)	Establishment and Designation of Six Series (23)
(a)(26)	Establishment and Designation of Series (24)
(b)	By-laws of Registrant (2)
(c)	Not Applicable
(d)(1)	Form of Investment Advisory Agreement (2)
(d)(2)	Investment Advisory Agreement for Cash Management Portfolio (7)
(d)(3)	Amendment to Investment Advisory Agreement between ProFunds and ProFund Advisors LLC (7)
(d)(4)	Investment Advisory Agreement for UltraEurope and UltraShort Europe ProFunds (4)
(d)(5)	Form of Amended and Restated Investment Advisory Agreement (8)
(d)(6)	Form of Amended and Restated Investment Advisory Agreement (9)
(d)(7)	Form of Amended and Restated Investment Advisory Agreement (10)
(d)(8)	Form of Amended and Restated Investment Advisory Agreement (11)
(d)(9)	Form of Amended and Restated Investment Advisory Agreement (12)
(d)(10)	Form of Amended and Restated Investment Advisory Agreement (13)
(d)(11)	Form of Amended and Restated Investment Advisory Agreement (15)
(d)(12)	Form of Amended and Restated Investment Advisory Agreement (16)
(d)(13)	Form of Amended and Restated Investment Advisory Agreement (17)
(d)(14)	Form of Amended and Restated Investment Advisory Agreement (18)
(d)(15)	Amended and Restated Investment Advisory Agreement (20)
(d)(16)	Form of Amended and Restated Investment Advisory Agreement (22)

(d)(17)	Form of Amended and Restated Investment Advisory Agreement (24)
(e)(1)	Form of Distribution Agreement (21)
(e)(2)	Form of Dealer Agreement with respect to Investor Class Shares (20)
(f)	Not Applicable
(g)(1)	Form of Custody Agreement with UMB Bank, N.A. (2)
(g)(2)	Amendment to Custody Agreement with UMB Bank, N.A. (3)
(g)(3)	Form of Foreign Custody Manager Delegation Agreement (10)
(h)(1)(i)	Form of Transfer Agency Agreement (2)
(h)(1)(ii)	Form of Amendment to Transfer Agency Agreement (18)
(h)(2)	Form of Administration Agreement (21)
(h)(3)	Form of Administration and Services Agreement incorporated by reference to Bankers Trust
Company’s Registration Statement on Form N-1A (File No. 811-06073) filed with the Commission on April 24, 1996.
(h)(4)	Form of Fund Accounting Agreement (21)
(h)(5)(i)	Form of Management Services Agreement (2)
(h)(5)(ii)	Amendment to Management Services Agreement with respect to the UltraShort OTC ProFund (3)
(h)(5)(iii)	Form of Amended and Restated Management Services Agreement (4)
(h)(5)(iv)	Form of Amended and Restated Management Services Agreement (16)
(h)(5)(v)	Revised Schedule A to Amended and Restated Management Services Agreement (20)
(h)(5)(vi)	Form of Revised Schedule A to Amended and Restated Management Services Agreement (22)
(h)(6)(vii)	Form of Revised Schedule A to Amended and Restated Management Services Agreement (24)
(h)(6)	Form of Omnibus Fee Agreement with BISYS Fund Services LP (2)
(h)(7)	Form of Amendment to Omnibus Fee Agreement (6)
(h)(8)	Form of Participation Agreement (18)
(h)(9)	Form of Administrative Services Agreement (6)
(h)(10)	Form of Expense Limitation Agreement (21)
(i)	Opinion and Consent of Counsel to the Registrant (2)
(j)	Consent of Independent Auditors (24)
(k)	None
(l)	Purchase Agreement dated October 10, 1997 between the Registrant and National Capital Group, Inc. (2)
(m)(1)	Form of Distribution Plan for ProFunds VP (6)
(m)(2)	Form of Shareholder Services Agreement for ProFunds VP (20)
(m)(3)	Form of Distribution and Service Plan (13)
(m)(4)	Form of Distribution and Shareholder Services Agreement for NASD Registered Members (20)
(m)(5)	Form of Distribution and Shareholder Services Agreement for Non-NASD Registered Members (20)
(n)(1)	Multiple Class Plan (7)
(n)(2)	Form of Amended and Restated Multi-Class Plan (8)
(n)(3)	Form of Amended and Restated Multi-Class Plan (9)
(n)(4)	Form of Amended and Restated Multi-Class Plan (10)
(n)(5)	Form of Amended and Restated Multi-Class Plan (11)
(n)(6)	Form of Amended and Restated Multi-Class Plan (12)
(n)(7)	Form of Amended and Restated Multi-Class Plan (15)
(n)(8)	Amended Schedule A to Form of Amended and Restated Multi-Class Plan (16)
(n)(9)	Revised Schedule A to Amended and Restated Multi-Class Plan (20)

(n)(10)	Form of Revised Schedule A to Amended and Restated Multi-Class Plan (22)
(n)(11)	Form of Revised Schedule A to Amended and Restated Multi-Class Plan (24)
(o)(1)	Powers of Attorney of Trustees and Officers of Cash Management Portfolio (previously p(1)) (18)
(o)(2)	Powers of Attorney of Trustees and Officers of ProFunds (20)
(p)(1)	Form of Code of Ethics of Registrant (9)
(p)(2)	Code of Ethics of ProFund Advisors LLC (20)
(p)(3)	Form of Code of Ethics of BISYS and Certain Affiliated Companies of BISYS which includes ProFunds Distributors, Inc. (formerly Concord Financial Group, Inc.) (14)

(1)	Filed with initial registration statement.

(2)	Previously filed on October 29, 1997 as part of Pre-Effective Amendment No. 3 and incorporated by reference herein.

(3)	Previously filed on February 24, 1998 as part of Post-Effective Amendment No. 1 and incorporated by reference herein.

(4)	Previously filed on March 2, 1999 as part of Post-Effective Amendment No. 4 and incorporated by reference herein.

(5)	Previously filed on August 4, 1999 as part of Post-Effective Amendment No. 6 and incorporated by reference herein.

(6)	Previously filed on October 15, 1999 as part of Post-Effective Amendment No. 8 and incorporated by reference herein.

(7)	Previously filed on November 15, 1999 as part of Post-Effective Amendment No. 9 and incorporated by reference herein.

(8)	Previously filed on December 23, 1999 as part of Post-Effective Amendment No. 10 and incorporated by reference herein.

(9)	Previously filed on May 1, 2000 as part of Post-Effective Amendment No. 13 and incorporated by reference herein.

(10)	Previously filed on July 13, 2000 as part of Post-Effective Amendment No. 14 and incorporated by reference herein.

(11)	Previously filed on September 1, 2000 as part of Post-Effective Amendment No. 15 and incorporated by reference herein.

(12)	Previously filed on January 12, 2001 as part of Post-Effective Amendment No. 16 and incorporated by reference herein.

(13)	Previously filed on March 2, 2001 as part of Post-Effective Amendment No. 17 and incorporated by reference herein.

(14)	Previously filed on May 1, 2001 as part of Post-Effective Amendment No. 18 and incorporated by reference herein.

(15)	Previously filed on June 19, 2001 as part of Post-Effective Amendment No. 19 and incorporated by reference herein.

(16)	Previously filed on April 29, 2002 as part of Post-Effective Amendment No. 21 and incorporated by reference herein.

(17)	Previously filed on July 2, 2002 as part of Post-Effective Amendment No. 22 and incorporated by reference herein.

(18)	Previously filed on February 28, 2003 as part of Post-Effective Amendment No. 23 and incorporated by reference herein.

(19)	Previously filed on April 30, 2003 as part of Post-Effective Amendment No. 24 and incorporated by reference herein.

(20)	Previously filed on February 20, 2004 as part of Post-Effective Amendment No. 29 and incorporated by reference herein.

(21)	Previously filed on April 29, 2004 as part of Post-Effective Amendment No. 30 and incorporated by reference herein.

(22)	Previously filed on July 1, 2004 as part of Post-Effective Amendment No. 31 and incorporated by reference herein.

(23)	Previously filed on November 19, 2004 as part of Post-Effective Amendment No. 32 and incorporated by reference herein.

(24)	Filed herewith.

ITEM 23.	Persons Controlled By or Under Common Control With Registrant.

None.

ITEM 24.	Indemnification

The Registrant (also, the “Trust”) is organized as a Delaware business trust and is operated pursuant to a Declaration of Trust, dated as of April 17, 1997 (the “Declaration of Trust”), that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. The Declaration of Trust of the Registrant provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity. This indemnification is subject to the following conditions:

(a) no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders which was the result of any willful misconduct, bad faith, gross negligence, or reckless disregard of his duties;

(b) officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and

(c) expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it subsequently is determined that such persons are entitled to indemnification.

The Declaration of Trust of the Registrant provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

ITEM 25.	Business and Other Connections of Investment Adviser

ProFund Advisors LLC, is a limited liability company formed under the laws of the State of Maryland on May 8, 1997. Information relating to the business and other connections of Deutsche Asset Management, Inc. (formerly Bankers Trust), which serves as investment adviser to the Cash Management Portfolio, and each director, officer or partner of Deutsche Asset Management are hereby incorporated by reference to disclosures in Item 28 of the registration statement of BT Institutional Funds (File Nos. 33-34079 and 811- 6071). For additional information, please see the Trust’s Statements of Additional Information.

ITEM 26.	Principal Underwriter

ProFunds Distributors, Inc. (formerly Concord Financial Group, Inc.), 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 acts as principal underwriter for the Registrant. The officers of ProFunds Distributors, Inc., all of whose principal business address is set forth above, are:

Name	Principal Position and Officers with ProFunds Distributors, Inc.	Position and Offices With Registrant
William J. Tomko	President	None
Robert A. Bucher	Financial and Operations Principal	None
Kevin J. Dell	Secretary and Director	None
Edward S. Forman	Assistant Secretary	None
James L. Fox	Director	None
Stephen E. Hoffman	Treasurer	None

Richard F. Froio	Vice President, Chief Compliance Officer, Executive Representative and Supervisory Principal	None
Charles L. Booth	Vice President and Assistant Compliance Officer	None

ITEM 27.	Location of Accounts and Records

All accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, will be kept by the Registrant at:

(1) ProFund Advisors LLC, 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland (records relating to its functions as investment adviser and manager);

(2) BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio and 100 Summer Street, Boston, Massachusetts 02110 (official records of the Trust and records produced by BISYS in its role as administrator, fund accountant, transfer agent and distributor).

(3) UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri for each ProFund (records relating to its function as Custodian)

ITEM 28.	Management Services

None.

ITEM 29.	Undertakings

(a) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10% of the Registrant’s outstanding shares and, in connection with such meeting, to comply with the shareholder communications provisions of Section 16(c) of the Investment Company Act of 1940.

(b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest Annual Report to shareholders, upon request and without charge.

SIGNATURES

PROFUNDS

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1993 and has duly caused this amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in Bethesda, Maryland. on February 7, 2005.

PROFUNDS

/s/ Louis M. Mayberg
Louis M. Mayberg, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures		Title	Date

/s/ Michael L. Sapir		Trustee, Chairman	February 7, 2005
Michael L. Sapir

	*	Trustee	February 7, 2005
Russell S. Reynolds, III

	*	Trustee	February 7, 2005
Michael Wachs

/s/ Louis M. Mayberg		President	February 7, 2005
Louis M. Mayberg

	*	Treasurer	February 7, 2005
Troy A. Sheets

* By:	/s/ Marc R. Bryant
Marc R. Bryant
as Attorney-in-Fact
Date: February 7, 2005

Exhibit Index

(a)(26)	Establishment and Designation of Series

(d)(17)	Form of Amended and Restated Investment Advisory Agreement

(h)(6)(vii)	Form of Revised Schedule A to Amended and Restated Management Services Agreement

(j)	Consent of Independent Auditors

(n)(11)	Form of Revised Schedule A to Amended and Restated Multi-Class Plan